AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1 4 , 202 2
FILE NO. 333-95637
FILE NO. 811-09799

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 2 8 ☒
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 2 8   ☒
(CHECK APPROPRIATE BOX OR BOXES)

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 BROAD STREET
NEWARK, NJ 07102
DEPOSITOR'S TELEPHONE NUMBER: (973) 802-6000
(Address and telephone number of Depositor’s principal executive offices)

MICHAEL A. PIGNATELLA
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
280 TRUMBULL STREET
HARTFORD, CT 06103
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☒    on May 1, 202 2 pursuant to paragraph (b) of Rule 485
☐    60 days after filing pursuant to paragraph (a) of Rule 485
☐    on May 1, 202 2 pursuant to paragraph (a) of Rule 485

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY
PROSPECTUS: MAY 1, 2022
This prospectus describes the Prudential DISCOVERY PREMIER® Group Variable Annuity Contract (the “Contract”). The prospectus and the Statement of Additional Information (“SAI”) may not describe every investment option available to you under your plan. The prospectus and SAI only describe the Contract, a group variable annuity contract and the separate account (and its Subaccounts) within the group variable annuity contract. The Prudential Insurance Company of America no longer sells this product to new retirement plans . When it did sell the product, The Prudential Insurance Company of America offered it to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”
As a participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the Subaccounts, which are made available to you through your plan.
In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a SAI, dated May 1, 202 2 . That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549, and its public reference number is (202) 551-8090.
If you are a new investor in the Contract, you may cancel your interest in the Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive a refund equal to your Participant Account Value, plus the amount of any fees or charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply .
Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the portfolio s.
In compliance with United States law, Prudential will deliver this prospectus to Participants that currently reside outside the United States.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM
Prospectus Dated: MAY 1, 2022	Statement of Additional Information Dated: MAY 1, 2022

PROSPECTUS CONTENTS

Page
GLOSSARY	1
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	3
OVERVIEW OF THE CONTRACT	5
FEE TABLE	5
BRIEF DESCRIPTION OF THE CONTRACTS	8
Right to Cancel	9
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	10
The Prudential Insurance Company of America	10
Prudential Discovery Premier Group Variable Contract Account	10
The Portfolios	10
Payments to Prudential	11
Other Fund Information	11
Guaranteed Interest Account	12
PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT	13
THE CONTRACTS	14
The Accumulation Period	14
Allocation of Purchase Payments	15
Transfers	15
Transfers Between the Guaranteed Interest Account and the Discovery Account	17
Redemption Fees and Abusive Trading Practices	17
Auto-Rebalancing	18
Withdrawals	19
Suspension of Payments or Transfers	20
Texas Optional Retirement Program	20
Benefits Available Under the Contract	20
Death Benefit	21
Asset Allocation Program	22
Systematic Withdrawal Plan	22
Discontinuance of Contributions	23
Loan Program	24
Modified Procedures	27
CHARGES, FEES AND DEDUCTIONS	28
Charges in General	28
Administrative Fee	28
Charge for Assuming Mortality and Expense Risks	28
Base Contract Expenses	28
Expenses Incurred by the Portfolios	28
Withdrawal Charge	28
Loan Fee	28
Aggregate Nature of Charges	28
Taxes Attributable to Premium	29
REQUESTS, CONSENTS AND NOTICES	30
FEDERAL TAX STATUS	31
Annuity Qualification	31
Tax-Qualified Retirement Arrangements Using the Contracts	31
i

ii

GLOSSARY

The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”). Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary .
Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Prudential Discovery Premier Group Variable Contract Account, or the interest rate credited under the Guaranteed Interest Account, as selected.
Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.
Annuity Date—The date that the Accumulation Period ends and annuity payments begin.
Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.
Business Day—A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code—The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contractholder—The Employer, association or trust to which Prudential has issued a Contract.
Contract—The group variable annuity contract that we describe in this prospectus . When sold, it was offer ed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.
Contract Value—The dollar amount held under the Contract.
Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.
Funds—The Prudential Series Fund; AB Variable Products Series Fund, Inc.; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); American Century Variable Portfolios, Inc.; BNY Mellon Sustainable U.S. Equity Portfolio, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc., available under the Contracts. In this prospectus we use the term “ portfolio ” to refer to a series or portfolio of a Fund.
General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.
Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.
Market Value Adjustment Formula—The value of a transfer from the Guaranteed Interest Account that is subject to a market value adjustment will be adjusted by multiplying such value by a factor equal to three times the difference between the interest rate currently being credited to the Guaranteed Interest Account and the interest rate being credited for new contributions to the Guaranteed Interest Account. A separate market value adjustment is applied to each applicable rate segment within the Participant’s Guaranteed Interest Account. In most cases the market value adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. If the interest rate being credited to the Guaranteed Interest Account at the time of withdrawal or transfer out of the Guaranteed Interest Account is lower than the interest rate being credited to new contributions to the Guaranteed Interest Account, the market value adjustment will be negative. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account.
Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.
Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.
Participant Account Value—The dollar amount held in a Participant Account.
Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.
Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding portfolio s. This account is also referred to as “Discovery Account" or "Account.”
Prudential Retirement Service Center—Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.
Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.
Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he/she invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the underlying portfolio s in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his/her behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.
Variable Investment Options—The Subaccounts.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals	Effective October 1, 2009, Prudential has waived the withdrawal charge for all Contracts.
Transaction Charges
If loans are permitted under the terms of the Contract, a loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60, which amount will be deducted from a Participant's account.
Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to charge the contract owner in the future to cover such taxes or assessments, if any, when applicable.

For more information about transaction charges, please refer to the “Charges, Fees and Deductions” section in this prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Expenses (as a percentage of net assets)[1]	0.50%	0.75%
	Investment Options (Portfolio Fees and Expenses)	0.29%	1.34%

	[1] The Base Contract Expense includes the mortality and expense risk charge and the administrative fee.
	For more information about fees and expenses, please refer to the “Charges, Fees and Deductions” section in this prospectus.

To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost $762	Highest Annual Cost $1,894

Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Least expensive combination of Base Contract Expenses and portfolio fees and expenses
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Most expensive combination of Base Contract Expenses and portfolio fees and expenses
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

	For more information about ongoing fees and expenses, please refer to please refer to the “Charges, Fees and Deductions” section in this prospectus.
RISKS
Risk of Loss
You can lose money by participating in the Contract.

For more information about the risk of loss, please refer to the “Principal Risks of Participating in the Contract” section later in this prospectus.

Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk of loss, please refer to the “Principal Risks of Participating in the Contract” section later in this prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information about the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section later in this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Prudential. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Prudential. More information about Prudential is available upon request. Such requests can be made toll-free at (877) 778-2100. Information about Prudential's financial strength ratings can be found under "Investor Relations" at the bottom of the home page at www.prudential.com.

For more information about the risk of loss, please refer to the “Principal Risks of Participating in the Contract” section later in this prospectus.

RESTRICTIONS
Investment Options
Prudential reserves the right to remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.

For more information about investment and transfer restrictions, please refer to the “Charges, Fees and Reductions” section later in this prospectus.

Optional Benefits	The Contract does not offer any optional benefits.
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information about tax implications, please refer to the “Federal Tax Status” section later in this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to the “Other Information” section later in this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to the “Federal Tax Status” section later in this prospectus.

OVERVIEW OF THE CONTRACT
The Contract is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers Contract payment options when you are ready to begin receiving income. If you have short term investment needs that you expect this Contract to support, this Contract is not for you.
This Contract, when sold, was offered to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers hold the Contract. These Employers then make contributions under the Contract on behalf of their eligible employees or members, which may include payroll deductions or similar agreements with the Employer as permitted by the retirement plan.
A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Premier Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential.
The Contract also offers a basic death benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die.
The Contract, like all deferred annuity contracts, features two distinct phases—the Accumulation Period and the annuity phase. (which is sometimes also referred to as the payout period). During the Accumulation Period, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals. During the Accumulation Period your Account Value is allocated to one or more investment options or the Guaranteed Interest Account that is made available to you through your plan. The variable investment options, each a Subaccount of the Discovery Account, invest in an underlying portfolio. Additional information about the portfolios is provided in Appendix A to the prospectus.
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value during the Accumulation Period. During the annuity phase (after the Annuity Date), you can elect to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. In electing to have an annuity purchased, you may select from the following forms of annuity, unless the retirement arrangement covering you provides for fewer annuity options: (1) Life Annuity with Payments Certain; (2) Annuity Certain; or (3) Joint and Survivor Annuity with Payments Certain. Once annuity payments begin, the Annuitant cannot surrender their annuity benefit and receive a lump sum payment.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract or when making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected .
The first table describes the fees and expenses you will pay at the time that you buy an interest in the Contract, surrender an interest or make withdrawals from the Contract, or transfer Participant Account Value between investment options. State premium taxes may also be deducted.
For more information about those fees and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus.

TRANSACTION EXPENSES
	Minimum	Maximum [1]
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee [2]	None	None
New Loan Application Fee	$0	$75.00
Annual Loan Maintenance Fee	$0	$60.00
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions (as a percentage of Contract Value) [3]	0.0%	3.5%
1. Neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge) just because a particular charge is currently set at zero.
2. Currently, we do not impose a transfer fee.
3. Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information, see the "Taxes Attributable to Premium" section of this prospectus.
The next table describes the fees and expenses that you will pay each year during the time that you participate in the Contract (not including portfolio fees and expenses).

ANNUAL CONTRACT EXPENSES
Maximum
Base Contract Expenses (as a percentage of net assets): [1]	0.75%
1. The Base Contract Expenses includes the mortality and expense risk charge (0.15%) and the administrative fee
(maximum 0.60%). The administrative fee may be reduced under certain Contracts due to economies of scale and other factors.

The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you participate in the Contract. For a complete list of portfolios available under the Contract, including their annual expenses, please refer to “ Appendix A: Portfolios Available Under the Contract ” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
	Minimum	Maximum
Annual Portfolio Company Expenses	0.29%	1.34%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Example
This E xample is intended to help you compare the cost of inves ting in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The E xample assumes that you invest $10 0 ,000 in the Contract for the time periods indicated. The E xample also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual portfolio company expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your interest in the Contract at the end of the applicable time period:	1 year $2,121	3 years $6,549	5 years $11,238	10 years $24,208
If you annuitize at the end of the applicable time period:	1 year $2,121	3 years $6,549	5 years $11.238	10 years $24,208
If you do not surrender your interest in the Contract:	1 year $2,121	3 years $6,549	5 years $11,238	10 years $24,208

BRIEF DESCRIPTION OF THE CONTRACTS
The Discovery Premier Group Variable Annuity Contract is a variable annuity contract issued by The Prudential Insurance Company of America (“Prudential”), with its principal place of business located at 751 Broad Street, Newark, NJ 07102. When sold, Prudential offer ed the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Premier Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential. You may invest in the separate account. The income, gains and losses credited to, or charged against, the separate account reflect the separate accounts' own investment experience, and not the investment experience of Prudential's other assets. The assets of the separate account may not be used to pay any liabilities required of Prudential, other than the liabilities required under the terms of the Contract.
The value of a Participant’s investment depends upon the performance of the selected investment option(s). Currently, there are 35 Variable Investment Options, each of which is called a Subaccount. Prudential may limit the number of Subaccounts an Employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the portfolio s listed in “The Portfolio s” section. You may direct contributions to one or a combination of Variable Investment Options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.
Prudential assesses charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. The administrative fee and mortality and expense risk charge make up what is referred to as a base contract expense. We deduct a mortality and expense risk charge equal to a maximum annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We also deduct an administrative fee equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. The mortality and expense risk charge and the administrative fee make up what is referred to as a base contract expense. You can find further details in the “ Fee Table ” ; “Administrative Fee” ; and “Charge for Assuming Mortality and Expense Risks” sections.
A charge against each of the portfolio s’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”
Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.
As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See the “Requests, Consents and Notices” section for further information.
All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day will be effective for that Business Day; however, an earlier transaction cutoff time will apply with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, 30 Scranton Office Park, Scranton, PA 18507; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507; or (3) fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. See the “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.
We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.
Right to Cancel
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus.
Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Participant Account Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Participant Account Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions. Amounts that are received under a Contract used in connection with a non-governmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

GENERAL INFORMATION ABOUT PRUDENTIAL,
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE
CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACTS
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ 07102. We have been investing for pension funds since 1928.
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential generally is responsible for the administrative and record keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for base contract expenses.
Prudential Discovery Premier Group Variable Contract Account
Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 35 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.
The Portfolio s
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
Currently, there are 35 Variable Investment Options, each of which is called a Subaccount. Each Variable Investment Option invests exclusively in a single portfolio. Please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance.
There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.
Further information about the Fund portfolios is available in the prospectus for each portfolio .
Payments to Prudential
Respecting this Contract, Prudential has entered into agreements with certain portfolio s and/or the investment advisers of such portfolio s to provide administrative and support services to such portfolio s. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.42% annually of the average assets allocated to the portfolio s under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying portfolio that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio ’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the portfolio s, indirectly bear the costs of these fees (see the portfolio s’ prospectuses for more information). We have an incentive to offer portfolios managed by affiliated sub-advisers because of the fees that those affiliates will receive. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. In general, allocations made to affiliated portfolios (i.e., the Prudential Series Fund) benefit us financially, Prudential has selected the portfolios for inclusion as investment options under this Contract in Prudential’s role as the issuer of this Contract, and Prudential does not provide investment advice or recommend any particular portfolio.
We also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.
In addition, the investment adviser, subadviser or distributor of the underlying portfolio s may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying portfolio s and/or their affiliates, those same portfolio s and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Other Fund Information
The investment advisers to the various portfolio s charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each portfolio .
Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the

Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any portfolio of the funds, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.
As detailed in T he Prudential Series Fund prospectus, although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.
A full description of the portfolio s appears in the prospectuses for each portfolio and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A portfolio may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such portfolio will resemble that of its retail fund counterpart.
Under certain Contracts, not all portfolio s described in this prospectus are available to Participants. Under those Contracts, of the portfolio s described in this prospectus, your Employer may choose up to 28 portfolio s that will be available to you. The limit on the number of portfolio s does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code. Once your Employer has made that choice, it cannot substitute other portfolio s for any portfolio s that it has already selected. However, if your employer chooses fewer than 28 portfolio s initially, we will permit it to select additional portfolio s, so long as the total number of portfolio s available to Participants does not exceed 28. Prudential reserves the right to change the number of portfolio s that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.
Guaranteed Interest Account
The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.
Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and SAI only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts the Discovery Account. You can request additional information from your plan regarding the Guaranteed Interest Account.
While Prudential may not be required to register interests in the General Account or register the General Account as an investment company, the disclosures we make regarding the General Account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Please refer to the SAI for more information about the Guaranteed Interest Account.

PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT
The risks identified below are the principal risks of participating in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated the Subaccounts, which invest in portfolios. If the Subaccounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Subaccounts invest. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision.
Risks Associated with Market Value Adjustment. Transfers or withdrawals from the Guaranteed Interest Account may be subject to a market value adjustment. The market value adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. In addition, any allocation to the Guaranteed Interest Account is subject to the claims-paying ability of Prudential.
Insurance Company Risk. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Annuitization . Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
• Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
• You generally cannot change the payment stream you chose once it has begun.
• The Death Benefit terminates upon annuitization.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in portfolio available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Not a Short-Term Investment. The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE CONTRACTS
Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.
Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.
The Accumulation Period
If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his/her Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.
As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or allocated to the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described under the “Requests, Consents and Notices” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section.
Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his/her behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Business Day during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as Prudential may direct.
Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants for the Contract that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default portfolio upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant.
If Prudential does not receive the necessary enrollment information in response to this initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. During the time period in which the initial contribution is allocated to that default portfolio , the Participant will not be invested in the Contract. Depending on the characteristics of the plan’s default portfolio , the Participant may experience a gain or loss on money allocated to that option. After 105 days have passed from the time that Units of the plan’s default portfolio were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment performance of the Subaccount.
Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.
Prudential typically sets the Unit Value for each Subaccount at $10 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day. Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for portfolio shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee.
Prudential determines the value of the assets of a Subaccount by multiplying the number of portfolio shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the portfolio but not yet paid.
If your plan is serviced by Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), then your contributions, transfers, and redemptions are priced in a different manner. Specifically, if any such transaction is received in Good Order by Fidelity on a given Business Day, the order will purchase or sell (as applicable) Units of the Subaccounts at the Unit Value in effect for that Business Day.
Allocation of Purchase Payments
A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described under the “Requests, Consents and Notices” section of this prospectus.
If a third party (rather than Prudential) provides record keeping services to your plan and has been designated as our pricing agent, then purchases, withdrawals and transfers received in Good Order by that record keeper on a given Business Day will be priced by Prudential as of that Business Day.
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. For more information about the asset allocation program, please refer to the "Benefits Available Under the Contract" section in this prospectus.
Transfers
Transfers that you make among Subaccounts will take effect as of the end of the Business Day in which a proper transfer request is received at Prudential, in Good Order. A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, Prudential may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.
If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.

Prudential may stipulate different procedures for Contracts under which another entity provides record keeping services.
Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock portfolio , may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.
A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each Beneficiary of a deceased Participant that such a request has been received. Within 30 days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his/her Participant Account Value transferred to the alternate funding agency. If he/she does not so elect, his/her investment options will continue in force under the Contract. If he/she does so elect, his/her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash. Please note that there is a different class of Contracts that allows a Contractholder to stop making contributions and request a transfer of Units from any investment option to a designated alternate funding agency without seeking participant consent to the transfer.
Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his/her Participant Account Value to an Alternate Funding Agency may:
•continue to make transfers of all or part of his/her interest in his/her Participant Account among the available investment options offered; and
•transfer directly all or part of his/her interest in his/her Participant Account to a Section 403(b) tax deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax exempt organization.
Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.
From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.
Transfers Between the Guaranteed Interest Account and the Discovery Account
Transfers between the Guaranteed Interest Account and the Discovery Account are limited by the Contract in one of the following ways:
Either:
(a)In any one year, amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI. In most cases the Market Value Adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account; or
Your plan and Prudential agreed that:
(b)Participant Account Value may not be directly transferred from the Guaranteed Interest Account to the PSF PGIM Government Money Market Portfolio and the PIMCO Variable Investment Trust Short-Term Portfolio.* A Participant may indirectly transfer account value from the Guaranteed Interest Account to either the PSF PGIM Government Money Market Portfolio or the PIMCO Variable Investment Trust Short- Term Portfolio by first transferring such account value to another Subaccount, and provided that at least 90 days has passed before the transfer to either the PSF PGIM Government Money Market Portfolio or the PIMCO Variable Investment Trust Short-Term Portfolio occurs. Participant Account Value transferred from the Guaranteed Interest Account to another Subaccount may be transferred back into the Guaranteed Interest Account after 90 days have passed. In the event of unusual market volatility, Prudential may waive the 90 day restriction. This transfer restriction may apply to other investment options under your plan, in addition to the Subaccounts named above.

* For the purposes of this provision the PSF PGIM Government Money Market Portfolio and the PIMCO Variable Investment Trust Short-Term Portfolio are considered competing portfolio s.
Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading,” we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying portfolio that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying portfolio may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.
•Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract, and otherwise allowed by law, Prudential will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
•Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the portfolio level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Auto-Rebalancing
The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his/her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Business Day for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Business Day which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.
Withdrawals
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.
The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his/her Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship. Similarly, if the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions, a Participant can make withdrawals in the event of qualified birth or adoption.
Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his/her Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.
With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his/her Participant Account Value may be restricted by the retirement arrangement under which he/she is covered. For example, governmental Section 457(b) plans typically permit withdrawals only upon attainment of age 59 1/2, severance from employment with the employer, or for unforeseeable emergencies.
We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income.
We will effect the withdrawal as of the end of the Business Day in which a proper withdrawal request is received at Prudential in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.
We will generally pay the amount of any withdrawal within seven days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct Prudential to withdraw amounts from your Participant Account Value to pay such plan expenses by selling units of the Account.
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. For more information about the systematic withdrawal plan, please refer to the "Benefits Available Under the Contract" section in this prospectus.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•Trading on the New York Stock Exchange is restricted;
•An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
•The SEC, by order, permits suspension or postponement of payments for the protection of investors.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
Asset Allocation Program	A method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term.	Optional	$0	$0	None
Systematic Withdrawal Plan	Allows for pre-planned, automatic scheduled distributions.	Optional	$0	$0	None

Death Benefit
When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account. The death benefit will be valued as of the end of the Business Day in which proof of death and a claim and payment election forms are received at Prudential in Good Order.
The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

Prudential will pay the death benefit in accordance with the Participant’s instructions. The death benefit can be paid:
1. in one lump sum as if it were a single withdrawal by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner;
2. as systematic withdrawals to completely distribute the death benefit amount by December 31 of the 10th anniversary of the participant's death;
3. as an annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.); or
4. as a partial withdrawal with any combination of numbers 2 and 3 of the above.
Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described in the “Federal Tax Status” section. If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:
•to receive a one sum cash payment by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner;
•to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.);
•to receive regular payments in accordance with the systematic withdrawal plan to completely distribute the death benefit amount by December 31 of the 10th anniversary of the participant’s death; or
•a combination of all or any two of the three options above.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.
Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The

Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See the “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.
With respect to the death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:
•the Beneficiary may make no contributions; and
•the Beneficiary may not take a loan.
Asset Allocation Program
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.
Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. Prudential is not acting as your fiduciary as defined by ERISA, or any rule or guidance promulgated thereunder, by making the asset allocation program available to you. If you need investment advice, please consult a qualified professional.
The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.
Systematic Withdrawal Plan
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts in which he/she invests and the Guaranteed Interest Account to which he/she allocates contributions. A Participant may arrange for systematic withdrawals only if at the time he/she elects to have such an arrangement, the balance in his/her Participant Account is at least $5,000. A Participant who has not reached age 59  1 / 2 , however, may not elect a systematic withdrawal arrangement unless he/she has first separated from service with his/her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.
Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59  1 / 2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 72 and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status” section.

You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.
We will generally pay the amount of any withdrawal within seven days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his/her Participant Account or has instructed Prudential in writing to terminate his/her systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment performance during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.
Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your Employer has directed Prudential to take such withdrawals first from your allocations, if any, to the Guaranteed Interest Account. If your Employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.
A Participant may change the frequency, amount or duration of his/her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.
If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.
Discontinuance of Contributions
By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.
On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his/her Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant, or the Plan Sponsor on the Participant's behalf, the value as of the date of cancellation.
Loan Program
The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential. While these loans are not provided to you under the terms of a Contract but rather under the terms of your retirement plan, please be aware that loan-related fees may be paid through a withdrawal of your Contract Value held under the Contract, and be sure to refer to your loan agreement for information on an existing loan.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the Variable Investment Options) work as follows:
The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.
Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.
Non-Automated Loans (Loans Requested Via Paper Form) - A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.
Automated Loans (Loans Requested Via Telephone or Internet) - If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.
Please be aware that if a third party (rather than Prudential) provides record keeping services to your plan, then loan related fees may be paid to that record keeper through withdrawals from your Participant Account Value. Be sure to refer to your loan agreement for information on an existing loan.
Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).
A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
We may delay the processing of a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it is able to provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.
Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five years from the date the Participant receives the loan from the plan unless the loan qualifies as a principal residence plan loan.
If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than two months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12 month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military Leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
(a)$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made); or
(b)One-half (1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.
The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.
Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all portfolios or investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific portfolio or investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
(a)Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
(b)Death of the Participant;
(c)Failure to pay on time any other or future debts to the plan;
(d)Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;
(e)Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;
(f)When the Participant becomes insolvent or bankrupt.
If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. Such offset is the sole remedy for non-payment to which the Participant is subject. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time but is not required to do so.
Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.
(a)Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
(b)A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.
The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a partial or total distribution of the Account Value, or the grace period has expired.

A Participant may not request a direct rollover of the loan note.

If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.
Modified Procedures
Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Business Day in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS
Charges in General
This section describes the types of charges you may pay while you own this Contract as well as the maximum allowable charge under the Contract. The current charges are not described in the prospectus and they will vary by plan. Current charges can change. Therefore, although a particular charge can increase or decrease within the maximum charge noted in this prospectus, it can never exceed the maximum charge amount. Additionally, neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
Administrative Fee
Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. Prudential may reduce this administrative fee under certain Contracts due to economies of scale or other factors.
Charge for Assuming Mortality and Expense Risks
Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential may reduce the charge for mortality and expense risks under certain Contracts due to economies of scale or other factors. Prudential assesses the charge daily at a maximum annual rate of 0.15% of the assets held in the Subaccounts.
Base Contract Expenses
The administrative fee and mortality and expense risk charge described above make up what is referred to as a base contract expense.
Expenses Incurred by the Portfolio s
Participants indirectly bear the charges and expenses of the portfolio s. Details about investment management fees and other portfolio expenses are available in the prospectuses for the portfolio s and the related statements of additional information.
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.
Loan Fee
A loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60 which amount will be deducted from a Participant’s account.
This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.
Aggregate Nature of Charges
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

REQUESTS, CONSENTS AND NOTICES
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.
Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS
The following discussion is general in nature and describes only federal income tax law . We generally do not describe state or other tax laws. It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.
Annuity Qualification
This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for t he Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.
Tax Qualified Retirement Arrangements Using The Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), IRAs, Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Cost basis for a tax favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or Roth Account or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs or Roth IRAs, which is the responsibility of the IRA owner.
The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.
Contributions/Rollovers
In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.
The “rollover” rules under the Code are fairly technical; however, a Participant (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan. Beginning January 1, 2015, a Participant can only make an IRA to IRA rollover if the Participant has not made a rollover involving any IRAs owned by the Participant in the prior 12 months. For rollovers prior to 2015, a Participant was able to make an IRA to IRA rollover in a 12 month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.
Distributions or Withdrawals
When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.
Furthermore, early distributions or withdrawals may be restricted or subject to an additional tax for early distribution . Participants contemplating a withdrawal should consult a qualified tax adviser.
Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 1/2; over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Tax Deferred Annuities
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity ( “ TSA ”) , 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, and a governmental 457(b) plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59 1/2;
•Your severance of employment;
•Your death;
•Your total and permanent disability;
•Hardship (under limited circumstances); or
•Qualified birth or adoption distributions.
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 72 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “required beginning date” which is April 1st of the calendar year following the later of (1) the year in which the Participant attains age 72 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:
•For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the required beginning date.
•Roth IRAs are not subject to these pre-death required minimum distribution rules.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Distributions that are made after the required beginning date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his/her designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his/her designated Beneficiary.
Distributions to Beneficiaries are also subject to required minimum distribution rules. See the "Required Distributions Upon Death of Participant" section.
An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
Section 403(c) Annuity Arrangements Using the Contracts
Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the required minimum distribution rules described above nor to the rules described below as additional tax for early distribution on withdrawals and annuity payments and required distributions upon death of participant.
ERISA Considerations
Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.
Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.
In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his/her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.
Taxes Payable by Participant
We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender
If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.
If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.
If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
Taxes on Annuity Payments
A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction is allowed for the unrecovered amount.
Additional Tax on Early Distributions and Annuity Payments
Any taxable amount received under the Contract may be subject to a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 Plans. Also, amounts are not subject to this additional tax if:
•the amount is paid on or after age 59 1/2 or the death of the Participant;
•generally the amount received is attributable to the Participant becoming disabled;
•the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy);
•the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase); or
• t he withdrawal is a qualified birth or adoption distribution.

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the additional tax for early distribution that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.
Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.

Required Distributions Upon Death of Participant
For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within one year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.
If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1 ,2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to an employee, IRA owner , or beneficiary who died after January 1, 2020. If you an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
In some circumstances, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a governmental Section 457 plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an "inherited IRA." A non-spouse Beneficiary may also roll death benefits to an "inherited Roth IRA." The "required minimum distribution" rules regarding non-spouse Beneficiaries continue to apply.
Deaths before your required beginning date . If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed by December 31 of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

Death on or after your required beginning date . In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 72 by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA , subject to the new rules under the regulations .
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date .
Withholding
Amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
CARES Act Impacts
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans , including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions . While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020 . Coronavirus related distributions are permit ted to be recontribut ed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.

Taxes on Prudential
We will pay company income taxes on the taxable corporate earnings created by this annuity contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the annuity contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Discovery Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
Additional Considerations
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable Participant or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for domestic partner or civil union partner.

EFFECTING AN ANNUITY
Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his/her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.
In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.
We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.
For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his/her spouse, if then living.
Once annuity payments begin, the Annuitant cannot surrender his/her annuity benefit and receive a lump sum payment.
We make the following forms of annuity available to Participants.
Life Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant. We guarantee that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his/her Beneficiary.
Annuity Certain
This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his/her Beneficiary. We make no further payments after the end of the period certain.
Joint and Survivor Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his/her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he/she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.
We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.
If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his/her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Contract
We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.
We guarantee the schedule of annuity purchase rates in a Contract for 10 years from the date the Contract is issued. If at any time after a Contract has been in effect for 10 years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for 10 years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.
Spousal Consent Rules for Certain Retirement Plans
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plan and Money Purchase Pension Plans - If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his/her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.
Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his/her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities) - Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities and 457 Plans - Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.

OTHER INFORMATION
Sale of the Contract and Sales Commissions
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102.
PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
During 202 1 , 20 20 and 201 9 , $194,957, $152,276, and $140,974, respectively, was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.
We pay the broker-dealer whose registered representatives sell the Contract either:
•a commission of up to 2.85% of your Purchase Payments; or
•a combination of a commission on Purchase Payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.
The individual registered representatives would receive a portion of the compensation, depending on the practice of his/her broker-dealer firm.
We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Discovery Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the SAI, which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.

Voting Rights
As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding portfolio s. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the portfolio s. However, as required by law, Prudential votes the shares of the portfolio s at any regular and special shareholders meetings the portfolio s are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Discovery Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio ’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the portfolio s in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolio s. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a portfolio . If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.
Substitution of Fund Shares
We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports to Participants
Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable portfolio s.

State Regulation
Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.
The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.
In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Discovery Account; the ability of PIMS to perform its contract with the Discovery Account; or Prudential’s ability to meet its obligations under the Contract s .
Assignment
Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

Financial Statements
The financial statements of Prudential and the Account are included in the SAI. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
Additional Information
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
How to Contact Us
You can contact the Prudential Retirement Service Center by:
•calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•accessing information via our internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Contract using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of portfolios available under the Contracts. The portfolios available under the Contracts vary by Employer and you should check the provisions of your Employer’s plan for a list of portfolios available. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.

The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio's past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year
Seeks total investment return consistent with a conservatively managed diversified portfolio.	PSF PGIM 50/50 Balanced Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited, PGIM Quantitative Solutions LLC	0.57%	13.38%	10.41%	9.52%
Seeks a high level of income over a longer term while providing reasonable safety of capital.	PSF PGIM Total Return Bond Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited	0.42%	-0.76%	4.98%	4.68%
Seeks long-term growth of capital.	PSF PGIM Jennison Blend Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.46%	20.36%	19.08%	15.32%
Seeks total return consistent with an aggressively managed diversified portfolio.	PSF PGIM Flexible Managed Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited, PGIM Quantitative Solutions LLC	0.61%	17.36%	11.17%	10.91%
Seeks long-term growth of capital.	PSF Global Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: LSV Asset Management; Massachusetts Financial Services Company; William Blair Investment Management; LLC; PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions); T. Rowe Price Associates, Inc.	0.78%	18.23%	15.62%	13.06%
Seeks a high level of income over the long term consistent with the preservation of capital.	PSF PGIM Government Income Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: PGIM Fixed Income	0.48%	-3.17%	2.76%	2.36%
Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PSF PGIM Government Money Market Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: PGIM Fixed Income	0.32%	0.04%	0.87%	0.44%
Seeks high total return.	PSF PGIM High Yield Bond Portfolio - Class I Adviser: PGIM Investments, LLC Subadvisers: PGIM Fixed Income, PGIM Limited	0.59%	7.93%	7.44%	7.42%
Seeks long-term growth of capital.	PSF PGIM Jennison Growth Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.61%	16.01%	26.79%	20.34%
Seeks long-term growth of capital.	PSF PGIM Jennison Focused Blend Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.84%	16.84%	19.45%	15.04%
Seeks long-term growth of capital.	PSF Small-Cap Stock Index Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: PGIM Quantitative Solutions LLC	0.38%	26.34%	12.10%	14.20%
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Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year
Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	PSF Stock Index Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: PGIM Quantitative Solutions LLC	0.29%	28.28%	18.13%	6.23%
Seeks capital appreciation.	PSF PGIM Jennison Value Portfolio - Class I Adviser: PGIM Investments, LLC Subadviser: Jennison Associates LLC	0.42%	27.79%	11.96%	11.69%
Seeks long-term growth of capital.	AB VPS Growth and Income Portfolio - Class A Adviser: AllianceBernstein L.P.	0.59%	28.15%	12.86%	13.67%
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio - Class A Adviser: AllianceBernstein L.P.	0.65%	28.98%	26.09%	20.82%
Seeks long-term growth of capital.	AB VPS Small Cap Growth Portfolio - Class A Adviser: AllianceBernstein L.P.	1.08%	9.46%	25.03%	18.12%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund - Series I Adviser: Invesco Advisers, Inc.	0.80%	27.74%	13.97%	12.27%
Seeks total return, comprised of current income and capital appreciation.	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.68%	-2.27%	2.47%	1.77%
Seeks long-term growth of capital.	Invesco V.I. International Growth Fund - Series I (effective April 29,2022, the Invesco V.I. International Growth Fund name changed to Invesco V.I. EQV International Equity Fund) Adviser: Invesco Advisers, Inc.	0.89%	5.89%	10.17%	8.09%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Adviser: Invesco Advisers, Inc.	0.83%	19.10%	23.08%	17.84%
Seeks capital growth by investing in common stocks. Income is a secondary objective.	VP Disciplined Core Value - Class I Adviser: American Century Investment Management, Inc.	0.70%	23.65%	13.96%	13.69%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited.	0.67%	27.00%	18.49%	15.59%
Seeks long-term growth of capital.	Davis Value Portfolio - Class N/A Adviser: Davis Selected Advisers, L.P.	0.65%	17.85%	12.84%	12.77%
Seeks long-term capital appreciation.	Delaware VIP Emerging Markets Series - Class Standard Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	1.34%	-2.84%	12.02%	7.13%
Seeks long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Adviser: Franklin Advisers, Inc.	0.83%	10.25%	21.15%	15.99%
Seeks long-term capital growth.	Templeton Foreign VIP Fund - Class 1 Adviser: Templeton Investment Counsel, LLC	0.87%	4.44%	2.97%	4.27%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio - Institutional Adviser: Janus Henderson Investors US LLC	0.71%	16.83%	19.13%	17.23%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio - Institutional Adviser: Janus Henderson Investors US LLC	0.77%	18.09%	16.70%	13.59%
Seeks capital appreciation.	MFS Growth Series - Initial Adviser: Massachusetts Financial Services Company	0.72%	23.53%	24.87%	19.33%
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Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year
Seeks capital appreciation.	MFS Investors Trust Series - Initial Adviser: Massachusetts Financial Services Company	0.79%	26.81%	17.24%	15.46%
Seeks total return with an emphasis on current income, but also considering capital appreciation.	MFS Total Return Bond Series - Initial Adviser: Massachusetts Financial Services Company	0.54%	-0.81%	4.14%	3.65%
Seeks total return.	MFS Total Return Series - Initial Adviser: Massachusetts Financial Services Company	0.69%	14.12%	9.84%	9.59%
Seeks capital appreciation.	MFS Massachusetts Investors Growth Stock Portfolio - Initial Adviser: Massachusetts Financial Services Company	0.78%	25.97%	22.84%	17.58%
Seeks maximum current income.	PIMCO Short-Term Portfolio - Administrative Adviser: PIMCO	0.60%	-0.06%	1.78%	1.64%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Equity Income Portfolio Adviser: T. Rowe Price Associates, Inc.	0.85%	25.56%	11.01%	11.81%
c

Prudential Retirement
30 Scranton Office Park
Scranton, PA 18507

Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries : Pruco Securities, LLC and Prudential Investment Management Services LLC.
This prospectus describes the important features of the Contract and provides information about The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) and the Prudential Discovery Premier Group Variable Contract Account (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Prudential and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (877) 778-2100. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

© 202 2 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

DP.PU.003	EDGAR CONTRACT ID C000003362
Ed. 05/2022

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY
STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2022

DISCOVERY PREMIER
GROUP VARIABLE ANNUITY CONTRACTS
ISSUED THROUGH
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT
The Prudential Insurance Company of America (“Prudential”) no longer sells this product to new retirement plans. When it did sell the product, Prudential offer ed the DISCOVERY PREMIER® Group Retirement Annuity Contracts (each, a “Contract” and, collectively, the “Contracts”) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 202 2 . You may obtain a prospectus free of charge by calling (877) 778-2100. We do not incorporate by reference any information into this SAI.

FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM
Prospectus Dated: MAY 1, 2022	Statement of Additional Information Dated: MAY 1, 2022

The Prudential Insurance Company of America	Prudential Retirement Service Center
751 Broad Street	30 Scranton Office Park
Newark, NJ 07102	Scranton, PA 18507

Telephone: (973) 802-6000	Telephone: (877) 778-2100
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GENERAL INFORMATION ABOUT PRUDENTIAL AND PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
Prudential has developed long-term savings and retirement products, which are distributed through its affiliated broker-dealer company, Prudential Investment Management Services LLC (“PIMS”).
Neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential Discovery Premier Group Variable Contract Account
Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account” or the “Account”) was established by Prudential on November 9, 1999, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 35 Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.
ADMINISTRATION
The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.
We are generally responsible for the administrative and record keeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses borne by us may include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
We may be reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.
GUARANTEED INTEREST ACCOUNT
The Contract may make available a Guaranteed Interest Account, which only applies to the Discovery Premier Group Retirement Annuity. Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and Statement of Additional Information (“SAI”) only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts contributions allocated to the Discovery Account.
The following information is provided for informational purposes. You can request additional information from your plan regarding the Guaranteed Interest Account.
Market Value Adjustment
As applicable, the market value of the amount withdrawn from the Guaranteed Interest Account will be calculated using the formula described in this paragraph. A separate market value adjustment is determined for each portion of the Guaranteed Interest Account (each, a “Rate Segment”). The interest rate applicable to each such Rate Segment is compared to the interest rate credited for new Contributions in the current quarter.
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The market value adjustment for a Rate Segment is calculated by subtracting the interest rate for new Contributions from the interest rate credited to that Rate Segment and multiplying that result by a factor of 3.0. In most cases the market value adjustment will be either a zero or a negative adjustment. The Contract may also provide that in no event will the application of the market value adjustment cause a Withdrawal from the Guaranteed Interest Account to be less than the Contributions withdrawn, accrued at an interest rate specified in the Contract.
Each market value adjustment is then applied to the dollars withdrawn from the corresponding Rate Segment. The market value of the amount withdrawn from the Guaranteed Interest Account is equal to the sum of the market values of the amount withdrawn from of each Rate Segment. The market value adjustment factor may be changed by Prudential as provided for in the Contract.
Interest Crediting Formula
Interest is credited to the Guaranteed Interest Account as described in the Contract. There may be different interest rates applicable to different portions of a Participant’s Guaranteed Interest Account.
Competing Funds
A Participant may not directly transfer any amount between the Guaranteed Interest Account and a Competing Fund.
A “Competing Fund” is an investment option available under a Participant’s Plan that is primarily comprised of high quality fixed income securities with an average duration of less than or equal to 4.5 years. Competing Funds include but are not limited to money market and short term bond funds. The prospectus described the Competing Funds in the Discovery Account but your Plan may offer other Competing Funds, such as a stable value insurance contract, that are not part of this group variable annuity Contract. The prospectus and the SAI do not describe every investment option available to you under your Plan, they only describe this group variable annuity Contract and the separate account (and its subaccounts) within the group variable annuity. If you have questions regarding what other Competing Funds are available in your Plan, you should contact your Plan administrator.

Prudential and your Plan may agree to replace the Market Value Adjustment on certain transfers from the Guaranteed Interest Account as described in the prospectus with a restriction on transfers between the Guaranteed Interest Account and a Competing Fund.
A Participant may indirectly transfer amounts from the Guaranteed Interest Account to a Competing Fund by first transferring the amount to be transferred into an investment option that is not a Competing Fund and further provided that at least 90 days has passed since such amount has been transferred into the investment option that is not a Competing Fund. Amounts transferred from the Guaranteed Interest Account to a non-Competing Fund may be transferred back into the Guaranteed Interest Account after 90 days. In the event of unusual market volatility, Prudential may waive the 90 day restriction.
PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 202 1 , 20 20 and 201 9 , $194,957, $152,276 and $ 140,974, respectively, was paid to PIMS for its services as principal underwriter with respect to the Contract . PIMS retained none of the commissions.
As discussed in the prospectus, PIMS pays commissions to broker-dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
4

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:
•Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Prudential products sold through the firm (or its affiliated broker-dealers).
•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 202 1 ) received payment with respect to th is g roup a nnuity during 20 21 (or as to which a payment was accrued during 202 1 . Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 202 1 , the least amount paid, and greatest amount paid, were $0 and $1 94,957 , respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	TBS Agency
OTHER SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Discovery Account funding the Contracts consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai 400097 India.

Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston, MA 02210, and Fidelity Brokerage Services LLC, located at 900 Salem Street, Smithfield, RI 02917 (collectively, “Fidelity”), serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential with respect to certain retirement plans investing in the Discovery Premier Group Retirement Annuity.
Prudential Retirement Insurance and Annuity Company (“PRIAC”) and The Prudential Insurance Company of America entered into an administrative services agreement as part of a reinsurance arrangement to provide certain record keeping and compliance services for the Discovery Premier Group Retirement Annuity. PRIAC is indirectly compensated for its record keeping services through the terms of the reinsurance treaty. PRIAC is a Connecticut domiciled insurance company with its principal place of business at 280 Trumbull Street, Hartford, CT 06103.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding Business Day by the unit change factor for that Subaccount for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of
5

the annual charge for all insurance and Base Contract E xpenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of the fund held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
MISSTATEMENT OF AGE OR SEX
If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and adjust the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, Prudential is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as "business continuity" risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact Prudential and contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate Unit Values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to Prudential, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused Prudential and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although Prudential, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
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FEDERAL TAX STATUS
Other Tax Rules
1.Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.
2.Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.
3.Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
4.Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.
FINANCIAL STATEMENTS
The statutory financial statements for Prudential included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the Subaccounts of Prudential Discovery Premier Group Variable Contract Account as of the dates presented and for each of the periods indicated therein included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP , an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP 's principal address is 300 Madison Avenue, New York, NY 10017 .
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FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$95,398	$5,138,694	$1,473,099	$3,367,846	$3,596,338
Receivable from (Payable to) The Prudential
Insurance Company of America	2	(2)	(4)	(5)	(3)
Net Assets	$95,400	$5,138,692	$1,473,095	$3,367,841	$3,596,335

NET ASSETS, representing:
Accumulation units	$95,400	$5,138,692	$1,473,095	$3,367,841	$3,596,335
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$95,400	$5,138,692	$1,473,095	$3,367,841	$3,596,335

Units outstanding	7,105	151,173	56,587	82,765	82,289

Portfolio shares held	9,540	328,141	104,847	84,897	81,476
Portfolio net asset value per share	$10.00	$15.66	$14.05	$39.67	$44.14
Investment in portfolio shares, at cost	$95,398	$3,697,758	$1,271,639	$1,287,415	$1,169,867

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$41	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	654	28,564	7,881	16,078	17,721
NET INVESTMENT INCOME (LOSS)	(613)	(28,564)	(7,881)	(16,078)	(17,721)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	50,528	(2,578)	5,887	82,546
Net change in unrealized appreciation (depreciation) on investments	—	(92,769)	(54,525)	396,616	461,281
NET GAIN (LOSS) ON INVESTMENTS	—	(42,241)	(57,103)	402,503	543,827

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(613)	$(70,805)	$(64,984)	$386,425	$526,106
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$35,993	$22,876,421	$9,590,979	$11,063,017	$1,893,073
Receivable from (Payable to) The Prudential
Insurance Company of America	4	(3)	(6)	4	1
Net Assets	$35,997	$22,876,418	$9,590,973	$11,063,021	$1,893,074

NET ASSETS, representing:
Accumulation units	$35,997	$22,876,418	$9,590,973	$11,063,021	$1,893,074
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$35,997	$22,876,418	$9,590,973	$11,063,021	$1,893,074

Units outstanding	940	343,120	157,485	117,674	41,376

Portfolio shares held	5,396	203,436	97,777	74,801	33,317
Portfolio net asset value per share	$6.67	$112.45	$98.09	$147.90	$56.82
Investment in portfolio shares, at cost	$25,905	$6,497,850	$2,136,805	$1,522,484	$595,884

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	294	105,073	44,433	67,895	9,123
NET INVESTMENT INCOME (LOSS)	(294)	(105,073)	(44,433)	(67,895)	(9,123)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355	21,900	84,940	88,675	19,657
Net change in unrealized appreciation (depreciation) on investments	2,601	4,880,851	1,546,510	1,468,781	268,507
NET GAIN (LOSS) ON INVESTMENTS	2,956	4,902,751	1,631,450	1,557,456	288,164

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,662	$4,797,678	$1,587,017	$1,489,561	$279,041

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS® Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$8,021	$566,933	$2,411,375	$2,512,205	$2,230,257
Receivable from (Payable to) The Prudential
Insurance Company of America	(1)	3	(1)	3	3
Net Assets	$8,020	$566,936	$2,411,374	$2,512,208	$2,230,260

NET ASSETS, representing:
Accumulation units	$8,020	$566,936	$2,411,374	$2,512,208	$2,230,260
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$8,020	$566,936	$2,411,374	$2,512,208	$2,230,260

Units outstanding	184	6,454	43,874	56,367	30,647

Portfolio shares held	212	7,144	80,192	52,733	36,962
Portfolio net asset value per share	$37.79	$79.36	$30.07	$47.64	$60.34
Investment in portfolio shares, at cost	$5,732	$214,106	$1,632,633	$679,445	$433,480

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS® Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$48	$—	$37,249	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	52	3,873	11,989	16,744	15,402
NET INVESTMENT INCOME (LOSS)	(4)	(3,873)	25,260	(16,744)	(15,402)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	164	74,217	167,919	—	—
Net realized gain (loss) on shares redeemed	(2)	6,501	6,911	3,578	3,017
Net change in unrealized appreciation (depreciation) on investments	1,436	36,343	277,956	538,019	460,327
NET GAIN (LOSS) ON INVESTMENTS	1,598	117,061	452,786	541,597	463,344

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,594	$113,188	$478,046	$524,853	$447,942

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$2,725,850	$5,057	$1,986,448	$1,166,399	$582,433
Receivable from (Payable to) The Prudential
Insurance Company of America	1	—	2	(2)	3
Net Assets	$2,725,851	$5,057	$1,986,450	$1,166,397	$582,436

NET ASSETS, representing:
Accumulation units	$2,725,851	$3,960	$1,986,450	$1,166,397	$582,436
Equity of The Prudential Insurance
Company of America	—	1,097	—	—	—
	$2,725,851	$5,057	$1,986,450	$1,166,397	$582,436

Units outstanding	43,637	248	81,413	27,685	13,482

Portfolio shares held	46,820	440	47,970	31,670	6,257
Portfolio net asset value per share	$58.22	$11.48	$41.41	$36.83	$93.09
Investment in portfolio shares, at cost	$523,990	$5,206	$1,228,455	$563,376	$170,921

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$124	$25,291	$8,360	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	19,138	29	13,679	6,709	3,525
NET INVESTMENT INCOME (LOSS)	(19,138)	95	11,612	1,651	(3,525)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	133,565	—	34,930
Net realized gain (loss) on shares redeemed	4,171	—	(2,174)	96	6,343
Net change in unrealized appreciation (depreciation) on investments	392,143	(240)	(48,985)	233,053	88,921
NET GAIN (LOSS) ON INVESTMENTS	396,314	(240)	82,406	233,149	130,194

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$377,176	$(145)	$94,018	$234,800	$126,669
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Disciplined Core Value Fund (Class I)	Davis Value Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$1,280,254	$1,265,380	$293,433	$181,854	$3,386,897
Receivable from (Payable to) The Prudential
Insurance Company of America	6	1	(3)	(5)	(3)
Net Assets	$1,280,260	$1,265,381	$293,430	$181,849	$3,386,894

NET ASSETS, representing:
Accumulation units	$1,280,260	$1,265,381	$293,430	$181,849	$3,386,894
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$1,280,260	$1,265,381	$293,430	$181,849	$3,386,894

Units outstanding	18,441	36,586	8,261	5,946	78,458

Portfolio shares held	50,945	118,039	32,676	3,131	126,755
Portfolio net asset value per share	$25.13	$10.72	$8.98	$58.08	$26.72
Investment in portfolio shares, at cost	$840,122	$956,035	$260,857	$128,651	$1,955,393

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Disciplined Core Value Fund (Class I)	Davis Value Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$13,227	$1,765	$659	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	9,580	8,972	2,277	765	18,103
NET INVESTMENT INCOME (LOSS)	(9,580)	4,255	(512)	(106)	(18,103)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	269,241	174,812	48,051	1,939	344,380
Net realized gain (loss) on shares redeemed	5,980	2,382	6,433	378	32,419
Net change in unrealized appreciation (depreciation) on investments	(158,276)	59,664	(7,034)	21,302	(45,467)
NET GAIN (LOSS) ON INVESTMENTS	116,945	236,858	47,450	23,619	331,332

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$107,365	$241,113	$46,938	$23,513	$313,229
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS® Total Return Bond Series (Initial Class)	MFS® Investors Trust Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$376,122	$8,130,941	$2,225,326	$18,393	$27,548
Receivable from (Payable to) The Prudential
Insurance Company of America	(2)	—	(1)	1	6
Net Assets	$376,120	$8,130,941	$2,225,325	$18,394	$27,554

NET ASSETS, representing:
Accumulation units	$376,120	$8,130,941	$2,225,325	$18,394	$27,554
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$376,120	$8,130,941	$2,225,325	$18,394	$27,554

Units outstanding	20,035	209,659	103,456	699	683

Portfolio shares held	27,059	80,897	31,220	1,349	616
Portfolio net asset value per share	$13.90	$100.51	$71.28	$13.63	$44.72
Investment in portfolio shares, at cost	$274,483	$2,943,589	$986,130	$15,213	$11,987
STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS® Total Return Bond Series (Initial Class)	MFS® Investors Trust Series (Initial Class)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$8,702	$24,068	$11,133	$485	$225

EXPENSES
Charges for mortality and expense risk, and for
administration	2,226	41,172	12,615	130	241
NET INVESTMENT INCOME (LOSS)	6,476	(17,104)	(1,482)	355	(16)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	635,138	99,280	1	1,130
Net realized gain (loss) on shares redeemed	24,183	(5,692)	198	(2)	2,045
Net change in unrealized appreciation (depreciation) on investments	(8,076)	508,724	234,725	(627)	4,066
NET GAIN (LOSS) ON INVESTMENTS	16,107	1,138,170	334,203	(628)	7,241

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$22,583	$1,121,066	$332,721	$(273)	$7,225

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series (Standard Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$108,096	$515,061	$3,840,153	$2,247,501	$72,736
Receivable from (Payable to) The Prudential
Insurance Company of America	—	2	—	1	2
Net Assets	$108,096	$515,063	$3,840,153	$2,247,502	$72,738

NET ASSETS, representing:
Accumulation units	$108,096	$515,063	$3,840,153	$2,247,502	$72,738
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$108,096	$515,063	$3,840,153	$2,247,502	$72,738

Units outstanding	3,270	38,665	122,305	56,904	2,212

Portfolio shares held	3,891	50,006	135,360	81,520	635
Portfolio net asset value per share	$27.78	$10.30	$28.37	$27.57	$114.63
Investment in portfolio shares, at cost	$59,056	$504,503	$2,047,935	$1,343,823	$46,275

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series (Standard Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$1,864	$5,757	$12,809	$4,808	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	878	2,618	23,023	10,280	653
NET INVESTMENT INCOME (LOSS)	986	3,139	(10,214)	(5,472)	(653)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,965	—	18,337	256,086	7,432
Net realized gain (loss) on shares redeemed	22,248	(306)	(12,310)	24,517	13,749
Net change in unrealized appreciation (depreciation) on investments	(10,729)	(5,677)	(140,946)	178,416	(3,739)
NET GAIN (LOSS) ON INVESTMENTS	16,484	(5,983)	(134,919)	459,019	17,442

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,470	$(2,844)	$(145,133)	$453,547	$16,789

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(613)	$(28,564)	$(7,881)	$(16,078)	$(17,721)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	50,528	(2,578)	5,887	82,546
Net change in unrealized appreciation (depreciation) on investments	—	(92,769)	(54,525)	396,616	461,281
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(613)	(70,805)	(64,984)	386,425	526,106

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	13,240	283,966	42,366	89,379	43,563
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,512)	(372,697)	(387,418)	(103,343)	(77,244)
Net transfers between other subaccounts
or fixed rate option	(596)	5,324	—	—	(45,752)
Other charges	(382)	(23)	—	—	(214)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	2,750	(83,430)	(345,052)	(13,964)	(79,647)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,137	(154,235)	(410,036)	372,461	446,459

NET ASSETS
Beginning of period	93,263	5,292,927	1,883,131	2,995,380	3,149,876
End of period	$95,400	$5,138,692	$1,473,095	$3,367,841	$3,596,335

Beginning units	6,909	153,564	69,697	83,040	84,159
Units issued	1,009	9,817	1,611	2,433	1,053
Units redeemed	(813)	(12,208)	(14,721)	(2,708)	(2,923)
Ending units	7,105	151,173	56,587	82,765	82,289

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(294)	$(105,073)	$(44,433)	$(67,895)	$(9,123)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355	21,900	84,940	88,675	19,657
Net change in unrealized appreciation (depreciation) on investments	2,601	4,880,851	1,546,510	1,468,781	268,507
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,662	4,797,678	1,587,017	1,489,561	279,041

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	1,401	1,568,672	1,569	756,938	171,842
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	3,695	—	3,802	—
Surrenders, withdrawals and death benefits	(18,399)	(394,161)	(69,864)	(828,076)	(132,989)
Net transfers between other subaccounts
or fixed rate option	17,904	(90,790)	—	(193,011)	708
Other charges	—	(31)	—	(23)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	906	1,087,385	(68,295)	(260,370)	39,561

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,568	5,885,063	1,518,722	1,229,191	318,602

NET ASSETS
Beginning of period	32,429	16,991,355	8,072,251	9,833,830	1,574,472
End of period	$35,997	$22,876,418	$9,590,973	$11,063,021	$1,893,074

Beginning units	908	325,276	158,735	120,497	40,490
Units issued	508	26,138	29	8,862	4,001
Units redeemed	(476)	(8,294)	(1,279)	(11,685)	(3,115)
Ending units	940	343,120	157,485	117,674	41,376
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS® Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(4)	$(3,873)	$25,260	$(16,744)	$(15,402)
Capital gains distributions received	164	74,217	167,919	—	—
Net realized gain (loss) on shares redeemed	(2)	6,501	6,911	3,578	3,017
Net change in unrealized appreciation (depreciation) on investments	1,436	36,343	277,956	538,019	460,327
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,594	113,188	478,046	524,853	447,942

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	780	11,415	631,398	189,034	124,027
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	721
Surrenders, withdrawals and death benefits	—	(44,623)	(571,388)	(77,835)	(51,326)
Net transfers between other subaccounts
or fixed rate option	—	(26,376)	28,969	(49,377)	(43,032)
Other charges	—	—	—	(2)	(5)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	780	(59,584)	88,979	61,820	30,385

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,374	53,604	567,025	586,673	478,327

NET ASSETS
Beginning of period	5,646	513,332	1,844,349	1,925,535	1,751,933
End of period	$8,020	$566,936	$2,411,374	$2,512,208	$2,230,260

Beginning units	165	7,177	41,954	54,794	30,199
Units issued	20	163	12,826	4,923	2,089
Units redeemed	(1)	(886)	(10,906)	(3,350)	(1,641)
Ending units	184	6,454	43,874	56,367	30,647
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(19,138)	$95	$11,612	$1,651	$(3,525)
Capital gains distributions received	—	—	133,565	—	34,930
Net realized gain (loss) on shares redeemed	4,171	—	(2,174)	96	6,343
Net change in unrealized appreciation (depreciation) on investments	392,143	(240)	(48,985)	233,053	88,921
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	377,176	(145)	94,018	234,800	126,669

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	223,719	134	166,947	43,717	23,504
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	2,195	2,121	—
Surrenders, withdrawals and death benefits	(60,189)	—	(41,757)	(6,908)	(11,280)
Net transfers between other subaccounts
or fixed rate option	(131,579)	—	(43,163)	45,126	(20,780)
Other charges	(6)	—	(11)	(8)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	31,945	134	84,211	84,048	(8,556)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	409,121	(11)	178,229	318,848	118,113

NET ASSETS
Beginning of period	2,316,730	5,068	1,808,221	847,549	464,323
End of period	$2,725,851	$5,057	$1,986,450	$1,166,397	$582,436

Beginning units	43,008	241	77,915	25,628	13,770
Units issued	3,782	7	7,800	3,349	636
Units redeemed	(3,153)	—	(4,302)	(1,292)	(924)
Ending units	43,637	248	81,413	27,685	13,482
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Disciplined Core Value Fund (Class I)	Davis Value Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(9,580)	$4,255	$(512)	$(106)	$(18,103)
Capital gains distributions received	269,241	174,812	48,051	1,939	344,380
Net realized gain (loss) on shares redeemed	5,980	2,382	6,433	378	32,419
Net change in unrealized appreciation (depreciation) on investments	(158,276)	59,664	(7,034)	21,302	(45,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	107,365	241,113	46,938	23,513	313,229

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	81,105	55,345	7,320	3,492	12,775
Participant loans	—	—	—	—	—
Participant loan repayments and interest	962	658	—	—	—
Surrenders, withdrawals and death benefits	(45,217)	(16,324)	(70,674)	(2,661)	(176,079)
Net transfers between other subaccounts
or fixed rate option	(112,200)	(73,803)	31,387	77,602	(38,944)
Other charges	(7)	(3)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(75,357)	(34,127)	(31,967)	78,433	(202,248)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,008	206,986	14,971	101,946	110,981

NET ASSETS
Beginning of period	1,248,252	1,058,395	278,459	79,903	3,275,913
End of period	$1,280,260	$1,265,381	$293,430	$181,849	$3,386,894

Beginning units	19,528	37,535	9,182	3,325	83,291
Units issued	1,338	1,747	1,034	2,728	316
Units redeemed	(2,425)	(2,696)	(1,955)	(107)	(5,149)
Ending units	18,441	36,586	8,261	5,946	78,458
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS® Total Return Bond Series (Initial Class)	MFS® Investors Trust Series (Initial Class)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$6,476	$(17,104)	$(1,482)	$355	$(16)
Capital gains distributions received	—	635,138	99,280	1	1,130
Net realized gain (loss) on shares redeemed	24,183	(5,692)	198	(2)	2,045
Net change in unrealized appreciation (depreciation) on investments	(8,076)	508,724	234,725	(627)	4,066
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	22,583	1,121,066	332,721	(273)	7,225

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	1,373	365,111	100,569	927	2,679
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	827	—	—	—
Surrenders, withdrawals and death benefits	(144,788)	(94,150)	(61,677)	—	(2,000)
Net transfers between other subaccounts
or fixed rate option	—	(37,750)	(20,288)	—	(10,132)
Other charges	—	(2)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(143,415)	234,036	18,604	927	(9,453)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,832)	1,355,102	351,325	654	(2,228)

NET ASSETS
Beginning of period	496,952	6,775,839	1,874,000	17,740	29,782
End of period	$376,120	$8,130,941	$2,225,325	$18,394	$27,554

Beginning units	27,517	203,085	102,248	664	929
Units issued	75	10,962	5,239	35	73
Units redeemed	(7,557)	(4,388)	(4,031)	—	(319)
Ending units	20,035	209,659	103,456	699	683

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series (Standard Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$986	$3,139	$(10,214)	$(5,472)	$(653)
Capital gains distributions received	4,965	—	18,337	256,086	7,432
Net realized gain (loss) on shares redeemed	22,248	(306)	(12,310)	24,517	13,749
Net change in unrealized appreciation (depreciation) on investments	(10,729)	(5,677)	(140,946)	178,416	(3,739)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,470	(2,844)	(145,133)	453,547	16,789

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	5,679	64,750	269,127	164,540	4,096
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	1,808	—	329
Surrenders, withdrawals and death benefits	(52,774)	(79,271)	(128,862)	(241,488)	(41,335)
Net transfers between other subaccounts
or fixed rate option	—	7,441	(48,732)	—	(4,498)
Other charges	—	—	(5)	—	(2)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(47,095)	(7,080)	93,336	(76,948)	(41,410)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,625)	(9,924)	(51,797)	376,599	(24,621)

NET ASSETS
Beginning of period	137,721	524,987	3,891,950	1,870,903	97,359
End of period	$108,096	$515,063	$3,840,153	$2,247,502	$72,738

Beginning units	4,754	39,187	119,750	59,354	3,510
Units issued	184	5,407	8,264	4,611	203
Units redeemed	(1,668)	(5,929)	(5,709)	(7,061)	(1,501)
Ending units	3,270	38,665	122,305	56,904	2,212

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(370)	$(30,497)	$(8,496)	$(13,769)	$(15,113)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	60,481	519	28,484	52,922
Net change in unrealized appreciation (depreciation) on investments	—	378,063	101,489	271,299	219,257
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(370)	408,047	93,512	286,014	257,066

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	20,636	430,952	649,168	101,892	61,052
Participant loans	—	—	—	—	—
Participant loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(25,946)	(674,302)	(83,899)	(129,251)	(177,027)
Net transfers between other subaccounts
or fixed rate option	(10,975)	(23,697)	—	—	—
Other charges	(11)	(240)	—	—	(199)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(16,296)	(267,287)	565,269	(27,359)	(116,174)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,666)	140,760	658,781	258,655	140,892

NET ASSETS
Beginning of period	109,929	5,152,167	1,224,350	2,736,725	3,008,984
End of period	$93,263	$5,292,927	$1,883,131	$2,995,380	$3,149,876

Beginning units	8,122	161,323	48,318	84,127	87,671
Units issued	1,629	15,030	24,523	2,934	1,728
Units redeemed	(2,842)	(22,789)	(3,144)	(4,021)	(5,240)
Ending units	6,909	153,564	69,697	83,040	84,159
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(214)	$(79,897)	$(36,504)	$(49,436)	$(7,464)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6)	491,460	1,008,637	348,354	104,960
Net change in unrealized appreciation (depreciation) on investments	2,178	2,127,662	861,892	3,127,677	84,059
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,958	2,539,225	1,834,025	3,426,595	181,555

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	1,046	399,554	872	980,421	24,067
Participant loans	—	(10,620)	—	(13,295)	—
Participant loan repayments and interest	—	2,652	—	2,216	—
Surrenders, withdrawals and death benefits	—	(1,238,965)	(1,478,400)	(609,141)	(275,975)
Net transfers between other subaccounts
or fixed rate option	—	(106,378)	—	(565,352)	4,750
Other charges	—	(242)	—	(78)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	1,046	(953,999)	(1,477,528)	(205,229)	(247,158)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,004	1,585,226	356,497	3,221,366	(65,603)

NET ASSETS
Beginning of period	29,425	15,406,129	7,715,754	6,612,464	1,640,075
End of period	$32,429	$16,991,355	$8,072,251	$9,833,830	$1,574,472

Beginning units	876	346,439	194,736	126,053	48,561
Units issued	32	13,122	23	15,342	2,010
Units redeemed	—	(34,285)	(36,024)	(20,898)	(10,081)
Ending units	908	325,276	158,735	120,497	40,490
The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	MFS® Growth Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$17	$(3,053)	$29,679	$(13,501)	$(10,561)
Capital gains distributions received	1,130	28,248	39,234	—	—
Net realized gain (loss) on shares redeemed	1,494	16,380	(15,201)	160,366	133,872
Net change in unrealized appreciation (depreciation) on investments	(2,918)	84,905	(29,547)	(137,168)	7,600
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(277)	126,480	24,165	9,697	130,911

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	4,500	12,252	104,730	79,888	86,811
Participant loans	—	—	—	—	(1,292)
Participant loan repayments and interest	—	—	—	—	644
Surrenders, withdrawals and death benefits	(7,355)	(134,313)	(118,468)	(134,081)	(194,876)
Net transfers between other subaccounts
or fixed rate option	(5,668)	33,502	23,576	(230,272)	(88,035)
Other charges	—	(6)	—	(5)	(38)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(8,523)	(88,565)	9,838	(284,470)	(196,786)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,800)	37,915	34,003	(274,773)	(65,875)

NET ASSETS
Beginning of period	14,446	475,417	1,810,346	2,200,308	1,817,808
End of period	$5,646	$513,332	$1,844,349	$1,925,535	$1,751,933

Beginning units	471	8,716	41,374	64,340	34,518
Units issued	167	816	3,755	2,770	2,537
Units redeemed	(473)	(2,355)	(3,175)	(12,316)	(6,856)
Ending units	165	7,177	41,954	54,794	30,199
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. International Growth Fund (Series I)	AB VPS Growth and Income Portfolio (Class A)	AB VPS Large Cap Growth Portfolio (Class A)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,198)	$23	$27,810	$8,310	$(3,260)
Capital gains distributions received	—	—	37,684	47,760	42,556
Net realized gain (loss) on shares redeemed	114,871	—	(5,557)	(48,212)	35,357
Net change in unrealized appreciation (depreciation) on investments	413,974	59	149,678	349	99,859
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	514,647	82	209,615	8,207	174,512

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	79,022	8	139,397	48,303	31,087
Participant loans	—	—	(6,146)	(4,113)	—
Participant loan repayments and interest	—	—	1,490	2,011	—
Surrenders, withdrawals and death benefits	(90,763)	—	(151,701)	(66,734)	(32,658)
Net transfers between other subaccounts
or fixed rate option	(88,697)	3,922	(52,129)	(107,080)	(92,248)
Other charges	(9)	—	(89)	(25)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(100,447)	3,930	(69,178)	(127,638)	(93,819)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	414,200	4,012	140,437	(119,431)	80,693

NET ASSETS
Beginning of period	1,902,530	1,056	1,667,784	966,980	383,630
End of period	$2,316,730	$5,068	$1,808,221	$847,549	$464,323

Beginning units	45,855	47	81,333	29,930	15,324
Units issued	3,665	194	10,088	6,534	6,499
Units redeemed	(6,512)	—	(13,506)	(10,836)	(8,053)
Ending units	43,008	241	77,915	25,628	13,770

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AB VPS Small Cap Growth Portfolio (Class A)	American Century VP Disciplined Core Value Fund (Class I)	Davis Value Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(6,947)	$11,189	$108	$181	$(13,628)
Capital gains distributions received	66,844	42,430	7,053	741	286,149
Net realized gain (loss) on shares redeemed	6,478	(16,025)	(3,045)	15	26,410
Net change in unrealized appreciation (depreciation) on investments	386,107	53,291	23,199	14,373	875,916
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	452,482	90,885	27,315	15,310	1,174,847

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	67,231	96,711	32,038	1,645	14,770
Participant loans	(3,492)	(2,897)	—	—	—
Participant loan repayments and interest	669	51	—	—	—
Surrenders, withdrawals and death benefits	(29,361)	(56,117)	208	(482)	(261,576)
Net transfers between other subaccounts
or fixed rate option	(85,117)	(60,459)	(23,975)	2,568	8,750
Other charges	(20)	(15)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(50,090)	(22,726)	8,271	3,731	(238,056)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	402,392	68,159	35,586	19,041	936,791

NET ASSETS
Beginning of period	845,860	990,236	242,873	60,862	2,339,122
End of period	$1,248,252	$1,058,395	$278,459	$79,903	$3,275,913

Beginning units	20,226	39,018	8,883	3,121	92,095
Units issued	2,664	5,170	1,215	225	1,037
Units redeemed	(3,362)	(6,653)	(916)	(21)	(9,841)
Ending units	19,528	37,535	9,182	3,325	83,291

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Templeton Foreign VIP Fund (Class I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)	MFS® Total Return Bond Series (Initial Class)	MFS® Investors Trust Series (Initial Class)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$18,245	$(28,582)	$1,998	$467	$(4)
Capital gains distributions received	—	425,321	83,765	—	787
Net realized gain (loss) on shares redeemed	(14,241)	172,095	2,292	(2)	(7)
Net change in unrealized appreciation (depreciation) on investments	(49,787)	432,098	205,001	784	3,359
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(45,783)	1,000,932	293,056	1,249	4,135

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	17,265	157,972	34,925	512	4,207
Participant loans	—	(1,678)	—	—	—
Participant loan repayments and interest	—	801	—	—	—
Surrenders, withdrawals and death benefits	(236,450)	(1,415,795)	(118,155)	—	—
Net transfers between other subaccounts
or fixed rate option	—	(6,945)	(30,790)	—	6,929
Other charges	—	(75)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(219,185)	(1,265,720)	(114,020)	512	11,136

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(264,968)	(264,788)	179,036	1,761	15,271

NET ASSETS
Beginning of period	761,920	7,040,627	1,694,964	15,979	14,511
End of period	$496,952	$6,775,839	$1,874,000	$17,740	$29,782

Beginning units	41,564	250,434	110,322	645	512
Units issued	1,153	9,569	2,973	19	417
Units redeemed	(15,200)	(56,918)	(11,047)	—	—
Ending units	27,517	203,085	102,248	664	929
The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	PIMCO Short-Term Portfolio (Administrative Class)	Delaware VIP Emerging Markets Series (Standard Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	4/30/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$3,354	$3,643	$6,048	$(568)	$(345)
Capital gains distributions received	5,401	—	55,244	158,095	—
Net realized gain (loss) on shares redeemed	7,763	(65)	21,881	(1,660)	322
Net change in unrealized appreciation (depreciation) on investments	(3,124)	5,242	671,430	218,801	30,200
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,394	8,820	754,603	374,668	30,177

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	6,556	61,938	95,267	377,836	28,274
Participant loans	—	—	(4,958)	—	(1,591)
Participant loan repayments and interest	—	—	1,415	—	25
Surrenders, withdrawals and death benefits	(27,149)	(21,070)	(139,298)	(212,912)	212
Net transfers between other subaccounts
or fixed rate option	(55,976)	—	(48,555)	13,885	40,267
Other charges	—	—	(25)	—	(5)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(76,569)	40,868	(96,154)	178,809	67,182

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,175)	49,688	658,449	553,477	97,359

NET ASSETS
Beginning of period	200,896	475,299	3,233,501	1,317,426	—
End of period	$137,721	$524,987	$3,891,950	$1,870,903	$97,359

Beginning units	7,600	36,126	123,722	50,867	—
Units issued	255	4,681	4,557	21,901	3,630
Units redeemed	(3,101)	(1,620)	(8,529)	(13,414)	(120)
Ending units	4,754	39,187	119,750	59,354	3,510

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A21

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY PREMIER GROUP
VARIABLE CONTRACT ACCOUNT
December 31, 2021
Note 1:    General

Prudential Discovery Premier Group Variable Contract Account (the “Account”) was established under the laws of the State of New Jersey on November 9, 1999 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Discovery Premier Group Retirement Annuity and Discovery Premier Group Retirement Annuity II (the “contracts” or "products") are invested in the Account. The Discovery Premier Group Retirement Annuity II contract has been terminated on April 22, 2021. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended, and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The contracts are group annuity contracts and generally are issued to employers (individually, a “contractholder” and collectively, the “contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a contract is a “participant".
The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I) (formerly
(formerly Prudential Government Money Market	Prudential Small Capitalization Stock Portfolio)
Portfolio (Class I))	PSF PGIM Jennison Focused Blend Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I) (formerly	(formerly Prudential Jennison 20/20 Focus Portfolio (Class I))
Prudential Diversified Bond Portfolio)	Invesco V.I. Government Securities Fund (Series I)
PSF PGIM Government Income Portfolio (Class I) (formerly	Invesco V.I. International Growth Fund (Series I)
Prudential Government Income Portfolio)	AB VPS Growth and Income Portfolio (Class A)
PSF PGIM 50/50 Balanced Portfolio (Class I) (formerly	AB VPS Large Cap Growth Portfolio (Class A)
Prudential Conservative Balanced Portfolio)	AB VPS Small Cap Growth Portfolio (Class A)
PSF PGIM Flexible Managed Portfolio (Class I) (formerly	American Century VP Disciplined Core Value Fund (Class I)
Prudential Flexible Managed Portfolio)	Davis Value Portfolio
PSF PGIM High Yield Bond Portfolio (Class I) (formerly	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
Prudential High Yield Bond Portfolio)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
PSF Stock Index Portfolio (Class I) (formerly Prudential	Templeton Foreign VIP Fund (Class I)
Stock Index Portfolio)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)
PSF PGIM Jennison Blend Portfolio (Class I) (formerly	Janus Henderson VIT Global Research Portfolio
Prudential Equity Portfolio (Class I))	(Institutional Shares)
PSF PGIM Jennison Growth Portfolio (Class I) (formerly	MFS® Total Return Bond Series (Initial Class)
Prudential Jennison Portfolio (Class I))	MFS® Investors Trust Series (Initial Class)
PSF Global Portfolio (Class I) (formerly Prudential	MFS® Total Return Series (Initial Class)
Global Portfolio)	PIMCO Short-Term Portfolio (Administrative Class)
Invesco V.I. Core Equity Fund (Series I)	Delaware VIP Emerging Markets Series (Standard Class)
MFS® Growth Series (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio
T. Rowe Price Equity Income Portfolio	(Initial Class)
(Equity Income Class)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
PSF PGIM Jennison Value Portfolio (Class I) (formerly	(formerly Invesco Oppenheimer V.I. Discovery Mid Cap
Prudential Value Portfolio (Class I))	Growth Fund (Series I))
A22

Note 1:    General (continued)

There were no mergers during the period ended December 31, 2021.
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Sales of the products which invest in the Account have been discontinued. However, new plan participants may still be added and existing plan participants may continue to make contributions, subject to the rules of the products.

COVID-19 - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and adjustment or disclosure is required in the financial statements. See Note 10 for more information.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through
A23

Note 3:    Fair Value Measurements (continued)
corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2021, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes
Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2021 were as shown below.

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$14,122	$12,024
PSF PGIM Total Return Bond Portfolio (Class I)	313,136	425,131
PSF PGIM Government Income Portfolio (Class I)	41,863	394,797
PSF PGIM 50/50 Balanced Portfolio (Class I)	88,043	118,085
PSF PGIM Flexible Managed Portfolio (Class I)	170,307	267,673
PSF PGIM High Yield Bond Portfolio (Class I)	19,249	18,638
PSF Stock Index Portfolio (Class I)	1,487,519	505,207
PSF PGIM Jennison Blend Portfolio (Class I)	—	112,725
PSF PGIM Jennison Growth Portfolio (Class I)	675,010	1,003,279
PSF Global Portfolio (Class I)	169,771	139,333
Invesco V.I. Core Equity Fund (Series I)	769	41
MFS® Growth Series (Initial Class)	11,613	75,070
T. Rowe Price Equity Income Portfolio (Equity Income Class)	654,490	577,500
PSF PGIM Jennison Value Portfolio (Class I)	193,084	148,009
PSF Small-Cap Stock Index Portfolio (Class I)	118,982	104,000
PSF PGIM Jennison Focused Blend Portfolio (Class I)	213,511	200,705
Invesco V.I. Government Securities Fund (Series I)	133	28
Invesco V.I. International Growth Fund (Series I)	168,753	98,220
AB VPS Growth and Income Portfolio (Class A)	118,047	40,706
AB VPS Large Cap Growth Portfolio (Class A)	21,681	33,764
AB VPS Small Cap Growth Portfolio (Class A)	82,247	167,186
American Century VP Disciplined Core Value Fund (Class I)	51,538	94,636
Davis Value Portfolio	37,832	72,075
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	80,815	3,145
Franklin Small-Mid Cap Growth VIP Fund (Class 1)	7,642	227,990
Templeton Foreign VIP Fund (Class I)	787	146,428
Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	360,052	167,186
Janus Henderson VIT Global Research Portfolio (Institutional Shares)	94,793	88,804
MFS® Total Return Bond Series (Initial Class)	906	109
MFS® Investors Trust Series (Initial Class)	2,647	12,342
MFS® Total Return Series (Initial Class)	5,378	53,351
PIMCO Short-Term Portfolio (Administrative Class)	71,485	81,182
Delaware VIP Emerging Markets Series (Standard Class)	259,670	189,354
A24

Note 5:     Purchases and Sales of Investments (continued)

	Purchases	Sales
MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	$161,318	$248,548
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	5,779	47,842

Note 6:    Related Party Transactions
The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC (formerly QMA LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund.

Certain charges and fees of the portfolios of The Prudential Series Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.

A25

Note 7:    Financial Highlights
The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential's position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available options offered by Prudential.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2021	7	$13.30	to	$13.58	$95	0.04%	0.65%	to	0.75%	-0.70%	to	-0.60%
December 31, 2020	7	$13.39	to	$13.67	$93	0.32%	0.65%	to	0.75%	-0.45%	to	-0.35%
December 31, 2019	8	$13.45	to	$13.71	$110	1.91%	0.65%	to	0.75%	1.16%	to	1.26%
December 31, 2018	8	$13.30	to	$13.54	$113	1.37%	0.65%	to	0.75%	0.78%	to	0.88%
December 31, 2017	37	$13.20	to	$13.43	$491	0.55%	0.65%	to	0.75%	-0.19%	to	-0.09%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2021	151	$32.69	to	$34.48	$5,139	0.00%	0.50%	to	0.75%	-1.50%	to	-1.25%
December 31, 2020	154	$33.19	to	$34.92	$5,293	0.00%	0.50%	to	0.75%	7.64%	to	7.91%
December 31, 2019	161	$30.83	to	$32.36	$5,152	0.00%	0.50%	to	0.75%	10.07%	to	10.35%
December 31, 2018	163	$28.01	to	$29.33	$4,721	0.00%	0.50%	to	0.75%	-0.90%	to	-0.65%
December 31, 2017	206	$28.26	to	$29.52	$5,991	0.00%	0.50%	to	0.75%	6.21%	to	6.47%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2021	57	$24.68	to	$26.03	$1,473	0.00%	0.50%	to	0.75%	-3.89%	to	-3.65%
December 31, 2020	70	$25.68	to	$27.02	$1,883	0.00%	0.50%	to	0.75%	6.36%	to	6.63%
December 31, 2019	48	$24.14	to	$25.34	$1,224	0.00%	0.50%	to	0.75%	5.82%	to	6.08%
December 31, 2018	47	$22.81	to	$23.89	$1,126	0.00%	0.50%	to	0.75%	-0.12%	to	0.13%
December 31, 2017	62	$22.84	to	$23.85	$1,478	0.00%	0.50%	to	0.75%	2.17%	to	2.43%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2021	83	$38.61	to	$40.73	$3,368	0.00%	0.50%	to	0.75%	12.53%	to	12.81%
December 31, 2020	83	$34.31	to	$36.10	$2,995	0.00%	0.50%	to	0.75%	10.60%	to	10.88%
December 31, 2019	84	$31.02	to	$32.56	$2,737	0.00%	0.50%	to	0.75%	17.61%	to	17.90%
December 31, 2018	107	$26.38	to	$27.62	$2,956	0.00%	0.50%	to	0.75%	-3.19%	to	-2.95%
December 31, 2017	97	$27.24	to	$28.46	$2,752	0.00%	0.50%	to	0.75%	11.53%	to	11.81%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2021	82	$41.57	to	$43.85	$3,596	0.00%	0.50%	to	0.75%	16.49%	to	16.78%
December 31, 2020	84	$35.68	to	$37.55	$3,150	0.00%	0.50%	to	0.75%	8.77%	to	9.04%
December 31, 2019	88	$32.81	to	$34.44	$3,009	0.00%	0.50%	to	0.75%	18.98%	to	19.28%
December 31, 2018	92	$27.57	to	$28.87	$2,637	0.00%	0.50%	to	0.75%	-4.90%	to	-4.66%
December 31, 2017	94	$28.99	to	$30.28	$2,832	0.00%	0.50%	to	0.75%	14.11%	to	14.40%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2021	1	$38.10	to	$38.91	$36	0.00%	0.65%	to	0.75%	7.13%	to	7.23%
December 31, 2020	1	$35.56	to	$36.29	$32	0.00%	0.65%	to	0.75%	6.30%	to	6.41%
December 31, 2019	1	$33.45	to	$34.10	$29	0.00%	0.65%	to	0.75%	15.46%	to	15.58%
December 31, 2018	1	$28.97	to	$29.51	$24	4.91%	0.65%	to	0.75%	-2.00%	to	-1.90%
December 31, 2017	12	$29.56	to	$30.08	$364	6.10%	0.65%	to	0.75%	7.00%	to	7.11%

	PSF Stock Index Portfolio (Class I)
December 31, 2021	343	$63.60	to	$67.09	$22,876	0.00%	0.50%	to	0.75%	27.33%	to	27.64%
December 31, 2020	325	$49.95	to	$52.56	$16,991	0.00%	0.50%	to	0.75%	17.19%	to	17.49%
December 31, 2019	346	$42.62	to	$44.74	$15,406	0.00%	0.50%	to	0.75%	30.10%	to	30.42%
December 31, 2018	367	$32.76	to	$34.30	$12,534	0.00%	0.50%	to	0.75%	-5.32%	to	-5.09%
December 31, 2017	418	$34.60	to	$36.14	$14,999	1.57%	0.50%	to	0.75%	20.56%	to	20.86%

A26

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2021	157		$57.73	to	$60.91	$9,591	0.00%	0.50%	to	0.75%	19.46%	to	19.76%
December 31, 2020	159		$48.33	to	$50.86	$8,072	0.00%	0.50%	to	0.75%	28.03%	to	28.35%
December 31, 2019	195		$37.75	to	$39.62	$7,716	0.00%	0.50%	to	0.75%	27.93%	to	28.24%
December 31, 2018	202		$29.51	to	$30.90	$6,229	0.00%	0.50%	to	0.75%	-5.56%	to	-5.33%
December 31, 2017	207		$31.24	to	$32.63	$6,737	0.00%	0.50%	to	0.75%	24.85%	to	25.16%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2021	118		$91.90	to	$96.94	$11,063	0.00%	0.50%	to	0.75%	15.15%	to	15.43%
December 31, 2020	120		$79.81	to	$83.98	$9,834	0.00%	0.50%	to	0.75%	55.03%	to	55.42%
December 31, 2019	126		$51.48	to	$54.04	$6,612	0.00%	0.50%	to	0.75%	32.35%	to	32.68%
December 31, 2018	131		$38.90	to	$40.73	$5,188	0.00%	0.50%	to	0.75%	-1.52%	to	-1.27%
December 31, 2017	143		$39.49	to	$41.25	$5,732	0.00%	0.50%	to	0.75%	35.68%	to	36.02%

	PSF Global Portfolio (Class I)
December 31, 2021	41		$43.51	to	$45.90	$1,893	0.00%	0.50%	to	0.75%	17.35%	to	17.64%
December 31, 2020	40		$37.08	to	$39.02	$1,574	0.00%	0.50%	to	0.75%	14.97%	to	15.26%
December 31, 2019	49		$32.25	to	$33.85	$1,640	0.00%	0.50%	to	0.75%	29.42%	to	29.74%
December 31, 2018	47		$24.92	to	$26.09	$1,224	0.00%	0.50%	to	0.75%	-8.00%	to	-7.77%
December 31, 2017	48		$27.09	to	$28.29	$1,368	0.00%	0.50%	to	0.75%	23.91%	to	24.22%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2021	—	(1)	$43.52	to	$43.52	$8	0.70%	0.75%	to	0.75%	26.79%	to	26.79%
December 31, 2020	—	(1)	$34.32	to	$36.51	$6	1.01%	0.65%	to	0.75%	13.00%	to	13.11%
December 31, 2019	—	(1)	$30.37	to	$32.28	$14	0.75%	0.65%	to	0.75%	28.00%	to	28.13%
December 31, 2018	1		$23.73	to	$25.19	$29	0.29%	0.65%	to	0.75%	-10.07%	to	-9.98%
December 31, 2017	6		$26.38	to	$27.99	$170	0.99%	0.65%	to	0.75%	12.33%	to	12.45%

	MFS® Growth Series (Initial Class)
December 31, 2021	6		$86.97	to	$88.83	$567	0.00%	0.65%	to	0.75%	22.62%	to	22.74%
December 31, 2020	7		$70.93	to	$72.38	$513	0.00%	0.65%	to	0.75%	30.87%	to	31.00%
December 31, 2019	9		$54.20	to	$55.25	$475	0.00%	0.65%	to	0.75%	37.12%	to	37.26%
December 31, 2018	7		$39.53	to	$40.25	$272	0.08%	0.65%	to	0.75%	1.91%	to	2.01%
December 31, 2017	15		$38.79	to	$39.46	$570	0.10%	0.65%	to	0.75%	30.43%	to	30.56%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2021	44		$50.67	to	$55.18	$2,411	1.59%	0.50%	to	0.75%	24.62%	to	24.93%
December 31, 2020	42		$40.66	to	$44.17	$1,844	2.37%	0.50%	to	0.75%	0.43%	to	0.68%
December 31, 2019	41		$40.48	to	$43.88	$1,810	2.34%	0.50%	to	0.75%	25.46%	to	25.77%
December 31, 2018	40		$32.27	to	$34.89	$1,390	1.96%	0.50%	to	0.75%	-10.17%	to	-9.95%
December 31, 2017	51		$35.92	to	$38.74	$1,968	1.73%	0.50%	to	0.75%	15.16%	to	15.45%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2021	56		$44.44	to	$45.40	$2,512	0.00%	0.65%	to	0.75%	26.84%	to	26.97%
December 31, 2020	55		$35.03	to	$35.76	$1,926	0.00%	0.65%	to	0.75%	2.81%	to	2.91%
December 31, 2019	64		$34.08	to	$34.74	$2,200	0.00%	0.65%	to	0.75%	25.12%	to	25.25%
December 31, 2018	66		$27.23	to	$27.74	$1,818	0.00%	0.65%	to	0.75%	-10.55%	to	-10.46%
December 31, 2017	89		$30.45	to	$30.98	$2,738	0.00%	0.65%	to	0.75%	16.12%	to	16.23%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2021	31		$72.43	to	$74.00	$2,230	0.00%	0.65%	to	0.75%	25.40%	to	25.53%
December 31, 2020	30		$57.76	to	$58.95	$1,752	0.00%	0.65%	to	0.75%	10.16%	to	10.27%
December 31, 2019	35		$52.43	to	$53.46	$1,818	0.00%	0.65%	to	0.75%	21.51%	to	21.63%
December 31, 2018	35		$43.15	to	$43.95	$1,519	0.00%	0.65%	to	0.75%	-9.40%	to	-9.31%
December 31, 2017	60		$47.63	to	$48.47	$2,892	0.00%	0.65%	to	0.75%	12.16%	to	12.27%

	PSF PGIM Jennison Focused Blend Portfolio (Class I)
December 31, 2021	44		$62.35	to	$63.70	$2,726	0.00%	0.65%	to	0.75%	15.97%	to	16.08%
December 31, 2020	43		$53.76	to	$54.87	$2,317	0.00%	0.65%	to	0.75%	29.94%	to	30.07%
December 31, 2019	46		$41.37	to	$42.19	$1,903	0.00%	0.65%	to	0.75%	27.97%	to	28.10%
December 31, 2018	49		$32.33	to	$32.93	$1,577	0.00%	0.65%	to	0.75%	-6.06%	to	-5.97%
December 31, 2017	70		$34.42	to	$35.02	$2,411	0.00%	0.65%	to	0.75%	29.32%	to	29.44%

A27

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	Invesco V.I. Government Securities Fund (Series I)
December 31, 2021	—	(1)	$19.75	to	$19.75		$5	2.44%	0.75%	to	0.75%		-2.99%	to	-2.99%
December 31, 2020	—	(1)	$20.36	to	$20.36		$5	1.70%	0.75%	to	0.75%		5.48%	to	5.48%
December 31, 2019	—	(1)	$22.34	to	$22.34	(2)	$1	2.75%	0.00%	to	0.00%	(2)	6.07%	to	6.07%	(2)
December 31, 2018	—		$18.68	to	$18.68		$—	0.00%	0.65%	to	0.65%		-0.09%	to	-0.09%
December 31, 2017	4		$18.69	to	$18.69		$73	2.19%	0.65%	to	0.65%		1.30%	to	1.30%

	Invesco V.I. International Growth Fund (Series I)
December 31, 2021	81		$24.21	to	$24.74		$1,986	1.31%	0.65%	to	0.75%		5.10%	to	5.21%
December 31, 2020	78		$23.04	to	$23.51		$1,808	2.47%	0.65%	to	0.75%		13.14%	to	13.25%
December 31, 2019	81		$20.36	to	$20.76		$1,668	1.60%	0.65%	to	0.75%		27.61%	to	27.74%
December 31, 2018	82		$15.96	to	$16.25		$1,311	1.88%	0.65%	to	0.75%		-15.61%	to	-15.52%
December 31, 2017	96		$18.91	to	$19.24		$1,834	1.49%	0.65%	to	0.75%		22.09%	to	22.21%

	AB VPS Growth and Income Portfolio (Class A)
December 31, 2021	28		$41.34	to	$42.23		$1,166	0.82%	0.65%	to	0.75%		27.20%	to	27.33%
December 31, 2020	26		$32.50	to	$33.17		$848	1.64%	0.65%	to	0.75%		1.95%	to	2.05%
December 31, 2019	30		$31.87	to	$32.50		$967	1.27%	0.65%	to	0.75%		22.99%	to	23.11%
December 31, 2018	29		$25.92	to	$26.40		$766	0.69%	0.65%	to	0.75%		-6.31%	to	-6.22%
December 31, 2017	51		$27.66	to	$28.15		$1,426	1.45%	0.65%	to	0.75%		18.04%	to	18.16%

	AB VPS Large Cap Growth Portfolio (Class A)
December 31, 2021	13		$42.68	to	$43.61		$582	0.00%	0.65%	to	0.75%		28.02%	to	28.14%
December 31, 2020	14		$33.34	to	$34.03		$464	0.00%	0.65%	to	0.75%		34.47%	to	34.60%
December 31, 2019	15		$24.80	to	$25.28		$384	0.00%	0.65%	to	0.75%		33.69%	to	33.83%
December 31, 2018	15		$18.55	to	$18.89		$282	0.00%	0.65%	to	0.75%		1.82%	to	1.92%
December 31, 2017	29		$18.22	to	$18.54		$539	0.00%	0.65%	to	0.75%		31.01%	to	31.13%

	AB VPS Small Cap Growth Portfolio (Class A)
December 31, 2021	18		$69.12	to	$70.62		$1,280	0.00%	0.65%	to	0.75%		8.64%	to	8.75%
December 31, 2020	20		$63.62	to	$64.93		$1,248	0.00%	0.65%	to	0.75%		52.83%	to	52.98%
December 31, 2019	20		$41.63	to	$42.44		$846	0.00%	0.65%	to	0.75%		35.39%	to	35.52%
December 31, 2018	21		$30.75	to	$31.32		$638	0.00%	0.65%	to	0.75%		-1.63%	to	-1.53%
December 31, 2017	23		$31.26	to	$31.81		$735	0.00%	0.65%	to	0.75%		33.13%	to	33.26%

	American Century VP Disciplined Core Value Fund (Class I)
December 31, 2021	37		$34.52	to	$35.27		$1,265	1.08%	0.65%	to	0.75%		22.73%	to	22.85%
December 31, 2020	38		$28.12	to	$28.71		$1,058	1.98%	0.65%	to	0.75%		10.97%	to	11.08%
December 31, 2019	39		$25.34	to	$25.84		$990	2.09%	0.65%	to	0.75%		23.03%	to	23.15%
December 31, 2018	38		$20.60	to	$20.98		$780	1.92%	0.65%	to	0.75%		-7.56%	to	-7.47%
December 31, 2017	40		$22.29	to	$22.68		$904	2.48%	0.65%	to	0.75%		19.59%	to	19.71%

	Davis Value Portfolio
December 31, 2021	8		$35.22	to	$35.98		$293	0.55%	0.65%	to	0.75%		16.98%	to	17.09%
December 31, 2020	9		$30.11	to	$30.73		$278	0.76%	0.65%	to	0.75%		10.89%	to	11.00%
December 31, 2019	9		$27.15	to	$27.68		$243	1.68%	0.65%	to	0.75%		30.19%	to	30.32%
December 31, 2018	9		$20.85	to	$21.24		$186	0.79%	0.65%	to	0.75%		-14.25%	to	-14.16%
December 31, 2017	10		$24.32	to	$24.75		$255	0.75%	0.65%	to	0.75%		21.72%	to	21.84%

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
December 31, 2021	6		$30.29	to	$30.95		$182	0.63%	0.65%	to	0.75%		26.05%	to	26.18%
December 31, 2020	3		$24.03	to	$24.53		$80	1.02%	0.65%	to	0.75%		23.21%	to	23.34%
December 31, 2019	3		$19.50	to	$19.89		$61	1.32%	0.65%	to	0.75%		33.36%	to	33.49%
December 31, 2018	3		$14.62	to	$14.90		$40	2.14%	0.65%	to	0.75%		-5.11%	to	-5.02%
December 31, 2017	4		$15.41	to	$15.68		$66	1.10%	0.65%	to	0.75%		14.48%	to	14.59%

	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
December 31, 2021	78		$41.17	to	$43.43		$3,387	0.00%	0.50%	to	0.75%		9.44%	to	9.71%
December 31, 2020	83		$37.62	to	$39.59		$3,276	0.00%	0.50%	to	0.75%		54.36%	to	54.75%
December 31, 2019	92		$24.37	to	$25.58		$2,339	0.00%	0.50%	to	0.75%		30.82%	to	31.15%
December 31, 2018	113		$18.63	to	$19.51		$2,201	0.00%	0.50%	to	0.75%		-5.86%	to	-5.63%
December 31, 2017	135		$19.79	to	$20.67		$2,769	0.00%	0.50%	to	0.75%		20.84%	to	21.14%

A28

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Templeton Foreign VIP Fund (Class I)
December 31, 2021	20	$17.83	to	$18.81	$376	1.98%	0.50%	to	0.75%	3.66%	to	3.92%
December 31, 2020	28	$17.20	to	$18.10	$497	3.75%	0.50%	to	0.75%	-1.66%	to	-1.41%
December 31, 2019	42	$17.49	to	$18.36	$762	2.00%	0.50%	to	0.75%	12.00%	to	12.28%
December 31, 2018	44	$15.61	to	$16.35	$724	3.06%	0.50%	to	0.75%	-15.90%	to	-15.69%
December 31, 2017	57	$18.57	to	$19.39	$1,105	2.78%	0.50%	to	0.75%	16.15%	to	16.44%

	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)
December 31, 2021	210	$37.11	to	$39.15	$8,131	0.32%	0.50%	to	0.75%	15.96%	to	16.25%
December 31, 2020	203	$32.00	to	$33.68	$6,776	0.07%	0.50%	to	0.75%	18.58%	to	18.88%
December 31, 2019	250	$26.99	to	$28.33	$7,041	0.20%	0.50%	to	0.75%	34.48%	to	34.81%
December 31, 2018	255	$20.07	to	$21.02	$5,331	0.24%	0.50%	to	0.75%	-1.16%	to	-0.91%
December 31, 2017	302	$20.30	to	$21.21	$6,345	0.25%	0.50%	to	0.75%	26.47%	to	26.79%

	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
December 31, 2021	103	$20.84	to	$21.99	$2,225	0.53%	0.50%	to	0.75%	17.21%	to	17.50%
December 31, 2020	102	$17.78	to	$18.71	$1,874	0.72%	0.50%	to	0.75%	19.16%	to	19.46%
December 31, 2019	110	$14.92	to	$15.66	$1,695	1.02%	0.50%	to	0.75%	28.08%	to	28.40%
December 31, 2018	109	$11.65	to	$12.20	$1,308	1.15%	0.50%	to	0.75%	-7.56%	to	-7.33%
December 31, 2017	117	$12.60	to	$13.16	$1,515	0.83%	0.50%	to	0.75%	26.08%	to	26.40%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2021	1	$26.19	to	$26.76	$18	2.71%	0.65%	to	0.75%	-1.55%	to	-1.45%
December 31, 2020	1	$26.61	to	$27.15	$18	3.51%	0.65%	to	0.75%	7.66%	to	7.76%
December 31, 2019	1	$24.71	to	$25.20	$16	3.46%	0.65%	to	0.75%	9.39%	to	9.49%
December 31, 2018	1	$22.59	to	$23.01	$14	0.54%	0.65%	to	0.75%	-1.82%	to	-1.72%
December 31, 2017	7	$23.01	to	$23.42	$154	3.32%	0.65%	to	0.75%	3.68%	to	3.78%

	MFS® Investors Trust Series (Initial Class)
December 31, 2021	1	$40.36	to	$41.23	$28	0.70%	0.65%	to	0.75%	25.87%	to	26.00%
December 31, 2020	1	$32.06	to	$32.06	$30	0.74%	0.75%	to	0.75%	13.02%	to	13.02%
December 31, 2019	1	$28.37	to	$28.37	$15	0.69%	0.75%	to	0.75%	30.60%	to	30.60%
December 31, 2018	1	$21.72	to	$22.13	$11	0.63%	0.65%	to	0.75%	-6.19%	to	-6.10%
December 31, 2017	4	$23.15	to	$23.56	$95	0.77%	0.65%	to	0.75%	22.43%	to	22.55%

	MFS® Total Return Series (Initial Class)
December 31, 2021	3	$32.38	to	$33.09	$108	1.42%	0.65%	to	0.75%	13.27%	to	13.38%
December 31, 2020	5	$28.59	to	$29.18	$138	2.53%	0.65%	to	0.75%	8.99%	to	9.10%
December 31, 2019	8	$26.23	to	$26.75	$201	2.38%	0.65%	to	0.75%	19.49%	to	19.61%
December 31, 2018	8	$21.95	to	$22.36	$167	0.95%	0.65%	to	0.75%	-6.31%	to	-6.22%
December 31, 2017	22	$23.43	to	$23.85	$520	2.32%	0.65%	to	0.75%	11.46%	to	11.58%

	PIMCO Short-Term Portfolio (Administrative Class)
December 31, 2021	39	$12.79	to	$13.34	$515	1.11%	0.50%	to	0.75%	-0.80%	to	-0.55%
December 31, 2020	39	$12.89	to	$13.41	$525	1.23%	0.50%	to	0.75%	1.48%	to	1.73%
December 31, 2019	36	$12.71	to	$13.18	$475	2.47%	0.50%	to	0.75%	2.03%	to	2.29%
December 31, 2018	38	$12.45	to	$12.89	$495	1.97%	0.50%	to	0.75%	0.78%	to	1.03%
December 31, 2017	30	$12.36	to	$12.76	$380	1.71%	0.50%	to	0.75%	1.64%	to	1.90%

	Delaware VIP Emerging Markets Series (Standard Class)
December 31, 2021	122	$30.48	to	$31.78	$3,840	0.32%	0.50%	to	0.75%	-3.56%	to	-3.32%
December 31, 2020	120	$31.61	to	$32.87	$3,892	0.77%	0.50%	to	0.75%	24.15%	to	24.46%
December 31, 2019	124	$25.46	to	$26.41	$3,234	0.71%	0.50%	to	0.75%	21.72%	to	22.02%
December 31, 2018	126	$20.92	to	$21.65	$2,698	3.63%	0.50%	to	0.75%	-16.43%	to	-16.22%
December 31, 2017	147	$25.03	to	$25.84	$3,762	0.56%	0.50%	to	0.75%	39.51%	to	39.85%

	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)
December 31, 2021	57	$37.56	to	$39.63	$2,248	0.24%	0.50%	to	0.75%	25.04%	to	25.35%
December 31, 2020	59	$30.04	to	$31.62	$1,871	0.48%	0.50%	to	0.75%	21.61%	to	21.91%
December 31, 2019	51	$24.70	to	$25.93	$1,317	0.58%	0.50%	to	0.75%	38.91%	to	39.26%
December 31, 2018	59	$17.78	to	$18.62	$1,092	0.58%	0.50%	to	0.75%	0.06%	to	0.31%
December 31, 2017	62	$17.77	to	$18.57	$1,148	0.63%	0.50%	to	0.75%	27.47%	to	27.79%

A29

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
December 31, 2021	2	$32.58	to	$33.29	$73	0.00%	0.65%	to	0.75%	18.21%	to	18.33%
December 31, 2020	4	$27.56	to	$28.13	$97	0.00%	0.65%	to	0.75%	47.52%	to	47.62%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2021 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units.
(2)	All units are owned by Prudential and no expenses are charged. Inclusion of expenses in the calculation would result in a reduction in the unit value and total return presented.

Note 8:    Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential.
Prudential assesses a daily charge for administrative expenses, based on a percentage of net assets of each subaccount, as agreed upon under each respective contract. Additionally, there is a 0.15% daily charge assessed for the assumption of mortality and expense risk (except for the Discovery Premier Group Retirement Annuity II, the current mortality and expense risk charge is 0%), which is also based on net assets of each subaccount. While a total maximum administrative fee and mortality and expense risk charge of 0.90% could be charged under the contracts, the total rates currently charged by Prudential for these expenses range between 0% to 0.75%, which is assessed through a reduction in unit values.
Withdrawal Charge
Certain contracts provide for a withdrawal charge, imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In
A30

Note 8:    Charges and Expenses (continued)
addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to implement and rebalance a model asset allocation through an asset allocation program provided by Prudential, to provide a minimum distribution payment on contributions received from a rollover, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than individual retirement accounts, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the participant or termination of the participant by the contractholder. This charge is assessed through the redemption of units. Prudential has waived withdrawal charges effective October 1, 2009.
Participant Loan Charges
Prudential charges a loan application fee of up to $75, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contractholder's interest allocated to the variable account before the annuitization date.

Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contractholders.

Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contracts, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.

Net transfers between other subaccounts or fixed rate option are amounts that contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.
A31

Note 10:    Subsequent Events

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company by ceding of certain insurance policies through reinsurance which includes the Account and contracts.
A32

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and
the Contractholders of Prudential Discovery Premier Group Variable Contract Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account indicated in the table below as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I)	AB VPS Growth and Income Portfolio (Class A)
PSF PGIM Total Return Bond Portfolio (Class I)	AB VPS Large Cap Growth Portfolio (Class A)
PSF PGIM Government Income Portfolio (Class I)	AB VPS Small Cap Growth Portfolio (Class A)
PSF PGIM 50/50 Balanced Portfolio (Class I)	American Century VP Disciplined Core Value Fund (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)	Davis Value Portfolio
PSF PGIM High Yield Bond Portfolio (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
PSF Stock Index Portfolio (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
PSF PGIM Jennison Blend Portfolio (Class I)	Templeton Foreign VIP Fund (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)
PSF Global Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
Invesco V.I. Core Equity Fund (Series I)	MFS® Total Return Bond Series (Initial Class)
MFS® Growth Series (Initial Class)	MFS® Investors Trust Series (Initial Class)
T. Rowe Price Equity Income Portfolio (Equity Income Class)	MFS® Total Return Series (Initial Class)
PSF PGIM Jennison Value Portfolio (Class I)	PIMCO Short-Term Portfolio (Administrative Class)
PSF Small-Cap Stock Index Portfolio (Class I)	Delaware VIP Emerging Markets Series (Standard Class)
PSF PGIM Jennison Focused Blend Portfolio (Class I)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)
Invesco V.I. Government Securities Fund (Series I)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
Invesco V.I. International Growth Fund (Series I)

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account based on our audits. We are a public accounting firm
A33

registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 14, 2022

We have served as the auditor of one or more of the subaccounts of Prudential Discovery Premier Group Variable Contract Account since 1999.
A34

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2021, 2020 and 2019
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	125
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	113
Supplemental Investments Risks Interrogatories Schedule	116
Summary Investment Schedule	122
Supplemental Schedule of Reinsurance Disclosures	124

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2021	December 31, 2020
	(in millions)
ASSETS
Bonds	$97,581	$97,336
Preferred stocks	158	51
Common stocks	13,292	7,556
Mortgage loans on real estate	21,125	21,501
Real estate	415	470
Contract loans	2,943	2,937
Cash and short-term investments	6,540	4,539
Derivatives	3,709	4,896
Other invested assets	9,270	8,016
Total cash and invested assets	155,033	147,302
Premiums due and deferred	3,941	3,561
Accrued investment income	921	926
Current federal income tax recoverable	—	18
Net deferred tax asset	1,949	1,551
Other assets	1,155	1,024
Separate account assets	161,305	156,445
TOTAL ADMITTED ASSETS	$324,304	$310,827

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$100,126	$94,671
Deposit-type contracts	16,341	18,817
Advanced premiums	47	50
Policy dividends	1,313	1,351
Notes payable and other borrowings	65	181
Asset valuation reserve	4,281	3,770
Federal income tax payable	30	—
Interest maintenance reserve	940	1,130
Transfers to (from) separate accounts due or accrued	(402)	(374)
Securities sold under agreement to repurchase	6,907	7,562
Cash collateral held for loaned securities	3,892	3,146
Derivatives	1,730	3,157
Other liabilities	9,107	9,616
Separate account liabilities	160,804	155,979
Total liabilities	305,181	299,056

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	5,716	1,437
Surplus notes	347	346
Special surplus fund	196	239
Unassigned surplus	12,864	9,749
Total capital and surplus	19,123	11,771
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$324,304	$310,827
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2021	2020	2019
	(in millions)
REVENUES
Premiums and annuity considerations	$33,250	$25,167	$29,753
Net investment income	5,263	4,926	5,237
Other income (loss)	1,604	1,335	999
Total Revenues	40,117	31,428	35,989

BENEFITS AND EXPENSES
Death benefits	5,561	4,878	4,572
Annuity benefits	13,462	13,289	12,233
Disability benefits	1,189	1,098	1,056
Other benefits	19	21	19
Surrender benefits and fund withdrawals	14,009	9,554	14,423
Net increase (decrease) in reserves	4,699	4,103	5,133
Commissions	1,193	1,300	1,255
Net transfer to (from) separate accounts	(1,867)	(5,794)	(4,571)
Other expenses (benefits)	280	1,092	1,754
Total Benefits and Expenses	38,545	29,541	35,874

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	1,572	1,887	115
Dividends to policyholders	17	(111)	(125)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	1,555	1,998	240
Income tax expense (benefit)	591	30	270

INCOME (LOSS) FROM OPERATIONS	964	1,968	(30)
Net realized capital gains (losses)	2	(205)	(139)

NET INCOME (LOSS)	$966	$1,763	$(169)

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$11,771	$11,483	$10,695
Net income (loss)	966	1,763	(169)
Change in common capital stock and gross paid in and contributed surplus	4,279	—	515
Change in net unrealized capital gains (losses)	2,464	(386)	1,330
Change in nonadmitted assets	(376)	(34)	137
Change in asset valuation reserve	(512)	(565)	(656)
Change in net deferred income tax	297	(330)	398
Change in surplus notes	—	—	(499)
Cumulative effect of changes in accounting principles	23	—	—
Change in reserve on account of change in valuation basis	—	72	185
Dividends to stockholders	(1,100)	(500)	(600)
Net change in separate accounts surplus	(117)	37	467
Amortization related to employee retirement plans and other pension adjustments	1,141	250	(180)
Other changes, net	287	(19)	(140)
Net change in capital and surplus	7,352	288	788
CAPITAL AND SURPLUS, END OF PERIOD	$19,123	$11,771	$11,483

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2021	2020	2019
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$27,361	$24,352	$26,189
Net investment income	5,155	4,820	5,160
Other income	1,485	1,530	1,601
Separate account transfers	7,216	6,623	7,644
Benefits and claims	(33,770)	(28,585)	(31,918)
Policyholders’ dividends	(55)	(59)	(62)
Federal income taxes	(560)	(242)	(179)
Other operating expenses	(748)	(1,996)	(1,984)

Net cash from (used in) operating activities	6,084	6,443	6,451

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	25,603	14,852	14,140
Stocks	864	209	470
Mortgage loans on real estate	5,682	2,420	3,023
Real estate	32	186	—
Other invested assets	992	314	647
Miscellaneous proceeds	156	685	552
Payments for investments acquired
Bonds	(26,251)	(21,052)	(19,367)
Stocks	(1,399)	(1,581)	(350)
Mortgage loans on real estate	(5,296)	(2,367)	(5,270)
Real estate	(50)	(201)	(43)
Other invested assets	(1,314)	(918)	(1,259)
Miscellaneous applications	(318)	(150)	(351)

Net cash from (used in) investing activities	(1,299)	(7,603)	(7,808)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(124)	(21)	(49)
Proceeds from (payments of) surplus paid in	845	—	—
Dividends to stockholders	(1,100)	(500)	(600)
Net deposits on deposit-type contract funds	(2,878)	1,622	(526)
Other financing activities	473	(1,229)	4,615

Net cash from (used in) financing activities	(2,784)	(128)	3,440

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	2,001	(1,288)	2,083
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	4,539	5,827	3,744
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$6,540	$4,539	$5,827

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
	December 31,
	2021	2020	2019
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$5,377	$701	$3,135
Contribution of assets from parent to a subsidiary	3,420	—	—
Transfer of bonds to a subsidiary	114	—	—
Transfer of other invested asset to a subsidiary	99	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	73	80	92
Asset transfer from other invested asset to preferred stocks	63	—	—
Contribution of tax credits from parent	15	—	15
Capitalized deferred interest on mortgage loans	11	11	4
Dividend settlement with a subsidiary related to a tax payment agreement	9	8	30
Donation of equity securities to a related charitable organization	8	30	—
Contribution of tax credits to a subsidiary	6	—	6
Structure change of an other invested asset with underlying mortgage loans	—	90	—
Mortgage loan modification and transfer to other invested assets	—	81	—
Asset transfer from other invested assets to mortgage loans	—	81	—
Mortgage loan modification	—	58	—
Asset transfer from real estate to other invested assets	—	52	—
Asset transfer from bonds to other invested assets	—	32	—
Mortgage loan modification and transfer to bonds	—	16	—
Transfer of deferred taxes from subsidiaries	—	5	—
Asset transfer from mortgage loans to other invested assets	—	1	—
Repayment of a surplus note by parent	—	—	500
Asset transfer from common stocks to other invested assets	—	—	256
Transfer of bonds from an affiliate	—	—	23
Transfer of bonds to an affiliate	—	—	20

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2021 and 2020, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. Effective December 31, 2021 the permitted practice was discontinued. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2021 and 2020, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2021	2020	2019
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$966	$1,763	$(169)

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation *	56	4	Other income (loss)	(1,067)	(6)	(876)
Separate Account Valuation *	56	4	Net increase (decrease) in reserves	1,067	6	876

State Permitted Practices that are an increase (decrease) from NAIC SAP:
NAIC SAP				$966	$1,763	$(169)

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$19,123	$11,771	$11,483

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	30	34	41

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	—	(50)	(56)
NAIC SAP				$19,093	$11,787	$11,498

*Presentation of 2020 and 2019 Separate Account Valuation changed from prior year statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	SSAP #	F/S Page	F/S Line #	2021	2020
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$324,304	$310,827

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(3,397)	(5,146)
Admit leasehold improvements	19	3	Other assets	30	34

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	—	(50)
NAIC SAP				$327,671	$315,989

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$305,181	$299,056

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(2,094)	(1,027)
Separate Account Valuation	56	3	Separate account liabilities	(1,303)	(4,119)

NAIC SAP				$308,578	$304,202

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Since the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances; and ii) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value. We cannot predict what impact the COVID-19 pandemic will ultimately have on our businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.
The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective yield.

The Company does not hold any bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”
19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51R. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.
24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.
26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.
27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.
28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP No. 61R and NAIC statutory instructions.
29)NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:
•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company's financial statements.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

•Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a new current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts. Prior to the adoption of CECL in 2020, under GAAP credit losses were recorded when incurred.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In March 2020, in response to the COVID-19 pandemic, Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). One provision of the CARES Act amends the U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 9 to the Consolidated Financial Statements for more information.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.
In January 2021, the NAIC extended the expiration dates of INT 20-03 and INT 20-07. INT 20-03 provided relief for mortgage loan restructurings that meet certain criteria and are due to COVID-19 to not be assessed as a troubled debt restructuring (“TDR”). INT 20-07 provided relief for debt security restructurings that meet certain criteria and are due to COVID-19 to not be classified as minor modifications. This Company elected to apply this relief pursuant to these INTs in 2021.

During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly-issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

contracts. No changes were made to reserves for any in force contracts, and the impact to the Company's total reserves as of year-end is estimated to be an approximately $30 million reserve decrease. This change does not impact results reported in any prior year.

In July 2020, the NAIC revised SSAP No. 86 to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In July 2020, the NAIC revised SSAP No. 26R to clarify that the accounting and reporting of investment income and capital gain/loss, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In May 2020, the NAIC modified SSAP No. 41, “Surplus Notes”. The modifications require enhanced disclosures on surplus note arrangements including the original issue amount, fair value received, lifetime and current interest approved, and principal recognized, extent of linkages and netting with other instruments or parties, any related parties, and the use of proceeds to purchase assets. The Company has adopted the enhanced surplus notes disclosures that are effective for annual periods ending December 31, 2020, and it did not have a material effect on the financial statements.
In 2020, the NAIC revised SSAP No. 2R, “Cash, Cash Equivalents, Drafts and Short-Term Investments”, and SSAP No. 103R. The revisions incorporate concepts that will restrict the classification of rolling related party or affiliated investments as cash equivalents or short-term investments. The investment schedule will identify investments (or substantially similar investments) that remain on the short-term and cash equivalent schedules for more than one consecutive year. The Company has adopted the revised guidance and enhanced the investment disclosures for annual period ending December 31, 2020, and it did not have a material effect on the financial statements.

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from derecognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance that did not have a material effect on the financial statements.

In March 2020, the NAIC adopted revisions to SSAP No. 97 clarifying that a more-than-one holding company structure is permitted to be looked-through, so as long as each holding company within the structure complies with the requirements in SSAP No. 97. The Company has adopted the revised guidance that did not have a material effect on the financial statements.

In May 2020, the NAIC revised SSAP No. 26R by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, “Troubled Debt Restructuring” or SSAP No. 103R, the assessment of other-than-temporary impairment (“OTTI”) shall be based on modified contractual terms of the debt instrument and it did not have a material effect on the financial statements. There is no impact to the Company’s OTTI assessment as such clarification is consistent with the Company’s pre-existing OTTI policy for the debt instruments in the scope of SSAP No. 26R. The Company’s adoption of this guidance did not have a material effect on the financial statements.

In 2020, the NAIC revised SSAP No. 32. The revisions update the definitions, measurement and impairment guidance for preferred stock as well as clarify the application of SSAP No. 32 in conjunction with SSAP No. 48 and SSAP No. 97. The Company adopted the revised guidance for periods starting on January 1, 2021.

In May 2020, the NAIC adopted revisions to SSAPs No. 3, “Accounting Changes and Correction of Errors”, and No. 51R relating to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; (iii) standardizing capital market assumptions and aligning total asset requirements and reserves, and (iv) requiring Companies to classify reserving changes relating to adoption of VM-21 as a change in valuation basis, with additional disclosures regarding the phase-in period beginning January 1, 2020. The cumulative effect of the change in valuation basis is reported directly through surplus. The Company’s adoption of this revised statutory framework on VM-21 and AG 43 did not materially impact the financial statements.

In April 2016, the NAIC adopted a principle-based reserving (“PBR”) approach for life insurance products. PBR replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the obligations of the insurer. Although PBR became effective on January 1, 2017, there is a three-year phase-in period starting from January 1, 2017 through January 1, 2020 where companies have the option to value some or all applicable life insurance policies using PBR.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Beginning January 1, 2020, however, all companies not otherwise exempted must adopt and apply PBR for all newly issued life insurance policies. The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt PBR. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. The Company has adopted PBR.

During the fourth quarter of 2021, the Company determined that benefits on certain retirement contracts assumed from the Company’s affiliate, The Prudential Life Insurance Company, LTD, were understated in prior periods by $88 million. A correction for this error was recorded directly through surplus on “Other changes, net” of the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2021, with a related adjustment of $22 million in deferred taxes reported through “Change in net deferred income tax.”

During the third quarter of 2021, the Company determined that modified coinsurance (“MODCO”) reserve adjustments on reinsurance ceded related to Closed Block Contracts were overstated in the prior year by $11 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the third quarter of 2021.
During the second quarter of 2021, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $28 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2021.
During the second quarter of 2021, the Company determined that reserves for assumed Universal Life product were overstated, current federal income tax receivable was overstated, and net admitted deferred tax asset was understated in the prior year by $158 million, $14 million, and $23 million, respectively. A correction related to the prior year was recorded through “Other changes, net” (net of tax $8 million), “Change in net deferred income tax” and “Change in nonadmitted assets”, on the Company’s Statement of Operations and Changes in Capital and Surplus in 2021.

In the first quarter of 2021, the Company determined that common stocks, net admitted deferred tax asset and federal and foreign income taxes incurred were understated by $158 million, $23 million and $7 million, respectively, in the prior year. A correction related to the prior year was recorded through “Change in net unrealized capital gains (losses)”, “Change in nonadmitted assets” and “Other changes, net”, respectively, on the Company’s Statement of Operations and Changes in Capital and Surplus in the first quarter of 2021.

During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $77 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2020. For accounting changes related to changes in valuation basis, please see “Reserves for Life Contracts and Deposit-Type Contracts” in Note 24 for more information. There was no correction of errors as of December 31, 2019.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2021
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$20	0.4%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	38	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	8	0.4%
Total	XXX	$63	$1	$1	$—	$—	$66	XXX

December 31, 2020 (1)
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$22	0.6%
Choctaw Generation, LP	2/28/2013	—	1	—	—	—	—	0.0%
Ada Cogen Holdings LP	12/10/2013	5	14	6	—	—	—	0.0%
NNE Holding LLC	4/24/2015	16	7	7	—	1	11	0.0%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	39	0.0%
Dale Oklahoma II, LLC	9/26/2016	2	—	—	—	—	10	0.2%
Dale Bakken Partners 2012, LLC	12/31/2013	3	—	—	—	—	4	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	14	0.4%
Total	XXX	$89	$23	$14	$—	$1	$100	XXX
(1) Prior period amounts have been updated to conform to current period presentation.
Impairment Loss
The Company did not recognize any impairment losses related to business combinations or goodwill during 2021 and 2020.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2021, 2020 and 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5.    INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 6.89% and 6.52% of the Company’s bonds as of December 31, 2021 and 2020, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2021
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,333	$1,445	$5	$7,773
All other governments	3,322	442	27	3,737
Political subdivisions of states, territories and possessions	669	121	—	790
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	6,277	1,002	2	7,277
Hybrid Securities	281	64	—	345
Industrial & miscellaneous (unaffiliated)	77,033	6,717	332	83,418
Parent - subsidiaries and affiliates	2,439	172	14	2,597
Unaffiliated Bank Loans	1,227	57	25	1,259
Total bonds	$97,581	$10,020	$405	$107,196

Unaffiliated Preferred Stocks
Redeemable	$54	$2	$—	$56
Non-redeemable	104	8	—	112
Total unaffiliated preferred stocks	$158	$10	$—	$168

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$7,047	$2,104	$5	$9,146
All other governments	3,453	667	5	4,115
Political subdivisions of states, territories and possessions	690	157	—	847
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,712	1,222	1	7,933
Hybrid Securities	314	83	1	396
Industrial & miscellaneous (unaffiliated)	76,685	9,798	243	86,240
Parent - subsidiaries and affiliates(1)	2,435	303	—	2,738
Total bonds	$97,336	$14,334	$255	$111,415

Unaffiliated Preferred Stocks
Redeemable	$41	$5	$—	$46
Non-redeemable	10	6	—	16
Total unaffiliated preferred stocks	$51	$11	$—	$62

(1) Includes $8 million of affiliated bank loans classified as unaffiliated bank loans in the December 31, 2020 Annual Statement.

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2021		December 31, 2020
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,793	$5,824	$7,016	$7,059
Due after one year through five years	15,176	15,729	14,399	15,185
Due after five years through ten years	17,478	18,715	16,304	18,439
Due after ten years	39,361	45,585	36,902	45,935
Subtotal	$77,808	$85,853	$74,621	$86,618

Asset-backed securities	$6,429	$6,452	$8,037	$8,080
Commercial mortgage-backed securities	7,083	7,509	7,418	8,150
Residential mortgage-backed securities	1,335	1,453	1,428	1,594
Other loan backed and structured securities	7,617	8,620	7,738	8,879
Total	$100,272	$109,887	$99,242	$113,321

Proceeds from the sale of bonds were $11,822 million, $3,956 million, and $5,128 million for the years ended December 31, 2021, 2020 and 2019, respectively. Gross gains of $416 million, $208 million, and $126 million and gross losses of $192 million, $50 million, and $88 million were realized on such sales during the years ended December 31, 2021, 2020 and 2019, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $60 million, $94 million and $84 million, for preferred stocks were $0 million, $0 million and $5 million, and for unaffiliated common stocks were $0 million, $8 million and $18 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2021
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$20,579	$20,364	$(215)	$2,926	$2,816	$(110)
Unaffiliated Preferred and Common stocks	67	67	—	5	4	(1)
Total	$20,646	$20,431	$(215)	$2,931	$2,820	$(111)

	December 31, 2020
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$5,022	$4,932	$(90)	$3,991	$3,795	$(196)
Unaffiliated Preferred and Common stocks	11	10	(1)	3	3	—
Total	$5,033	$4,942	$(91)	$3,994	$3,798	$(196)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2021 or 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2021, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2021 were agricultural loans 6.60% and 1.27%; commercial loans 6.40% and 0.76%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2020 were agricultural loans 4.58% and 2.30%; commercial loans 9.50% and 0.99%. For the years ended December 31, 2021 and 2020 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.17%), Texas (7.80%) and New York (5.86%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2021. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), Texas (8.61%) and New York (8.27%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2020.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2021 and 2020.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $20,800 million of investment grade mortgage loans and $325 million of below investment grade mortgage loans as of December 31, 2021. There were $21,221 million of investment grade mortgage loans and $280 million of below investment grade mortgage loans as of December 31, 2020.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

December 31, 2021
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
($ in millions)
Recorded Investment (All)
Current	$3,042	$—	$—	$—	$18,050	$33	$21,125
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	36	—	—	—	—	—	36
Number of Loans	4	—	—	—	—	—	4
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,950	$—	$—	$—	$19,381	$73	$21,404
30-59 Days Past Due	33	—	—	—	—	—	33
60-89 Days Past Due	—	—	—	—	49	—	49
90-179 Days Past Due	15	—	—	—	—	—	15
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	20	—	20

The Company did not have investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of both December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2021
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have allowances for credit losses as of December 31, 2021 and 2020.

The Company did not have mortgage loans derecognized as a result of foreclosure as of December 31, 2021 and 2020.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2021, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2021
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	2Q21
00105HDZ6	—	—	—	—	—	3Q21
29445FAD0	—	—	—	—	—	3Q21
00105HDZ6	—	—	—	—	—	4Q21
29445FAD0	—	—	—	—	—	4Q21
17029PAA3	24	17	7	17	17	4Q21
84751PLP2	—	—	—	—	—	4Q21
Total	$25	$18	$7	$18	$18

As of December 31, 2021, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(32)	$(11)
12 Months or Longer	$(26)	$(108)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$5,626	$2,680
12 Months or Longer	$645	$2,554

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $3,892 million and $3,146 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2021 and 2020, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,795 million and $3,087 million as of December 31, 2021 and 2020, respectively. A liability to return collateral received of $3,892 million and $3,146 million is included in “Cash collateral held for loaned securities” as of December 31, 2021 and 2020, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,765 million and $3,315 million were invested in “Cash and short-term investments” as of December 31, 2021 and 2020, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,700 million and $3,259 million as of December 31, 2021 and 2020, respectively. A liability to return collateral received of $2,765 million and $3,319 million (which includes $0 million and $3 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2021 and 2020, respectively. Additionally, assets and a cash collateral liability of $14 million and $8 million were received for unaffiliated lending as of December 31, 2021 and 2020, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2021	December 31, 2020
	(in millions)
Securities Lending:
Open	$3,892	$3,146
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$3,892	$3,146
Securities Received	—	—
Total Collateral Received	$3,892	$3,146

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $3,780 million and $3,101 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2021 and 2020, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
The Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	819	827	338	341
31 to 60 Days	294	294	93	94
61 to 90 Days	442	442	128	128
91 to 120 Days	90	90	121	121
121 to 180 Days	152	152	216	217
181 to 365 Days	418	420	603	606
1 to 2 years	836	838	1,101	1,111
2 to 3 years	487	488	420	424
Greater than 3 years	229	229	58	59
Subtotal	$3,767	$3,780	$3,078	$3,101
Securities Received	—	—	—	—
Total Collateral Reinvested	$3,767	$3,780	$3,078	$3,101

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2021 and 2020.

Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2021, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,223	$6,469	$7,998	$7,065
Overnight	4,759	—	502	—
2 Days to 1 Week	4,673	—	502	—
>1 Week to 1 Month	479	—	502	497
>1 Month to 3 Months	441	438	497	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,640	$—	$5,726
Fair Value	7,820	7,025	8,684	7,722
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,640 million and $5,726 million and a fair value of $7,025 million and $7,722 million as of December 31, 2021 and 2020, respectively.
The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$7,702	$6,907	$8,499	$7,562
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2021 and 2020.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$6,469	$7,065
30 Days or Less	—	497
31 to 90 Days	438	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$1,454	$1,468	$814	$819
31 to 60 Days	522	522	225	225
61 to 90 Days	784	785	309	309
91 to 120 Days	159	159	291	292
121 to 180 Days	270	270	520	522
181 to 365 Days	742	745	1,449	1,457
1 to 2 Years	1,483	1,487	2,645	2,671
2 to 3 Years	865	866	1,009	1,018
Greater than 3 Years	406	407	138	142

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$7,702	$6,907	$8,499	$7,562
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.
The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	100	—	13	—
2 Days to 1 Week	—	—	13	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The Company did not have any securities sold or outstanding for which the repo agreement defaulted as of December 31, 2021 and 2020.

The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in millions)
Maximum Amount	$100	$13
Ending Balance	—	—
The ending balance of reverse repurchase agreements had no NAIC designation as of both December 31, 2021 and 2020.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	102	—	13	—
Securities (BACV)		—		—
The Company did not have any allocation of aggregate collateral pledged by remaining contractual maturity as of December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$100	$—	$13	$—
Securities (FV)	—	—	—	—
The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$100	$—	$13	$—
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—
5E. Real Estate
The Company recorded $0 million and less than $1 million of net gains on the sale of real estate during the years ended December 31, 2021 and 2020, respectively. There were $6 million and $0 million impairment losses recognized on real estate for the years ended December 31, 2021 and 2020, respectively.
The Company classified $268 million and $310 million as real estate occupied by the Company as of December 31, 2021 and 2020, respectively.
The Company classified $147 million (less $122 million of encumbrances) and $160 million (less $122 million of encumbrances) as real estate held for the production of income as of December 31, 2021 and 2020, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$393	4.2%	$406	5.1%
Joint venture and limited partnerships interests in common stock	7,431	80.2	5,949	74.2
Joint venture and limited partnerships interests in fixed income	507	5.5	511	6.4
Joint venture and limited partnerships interests - other	627	6.8	674	8.4
Subtotal - Other Invested Assets	$8,958	96.7%	$7,540	94.1%
Receivables for Securities	224	2.4	244	3.0
Cash collateral for variation margin	88	0.9	232	2.9
Total Other Invested Assets	$9,270	100.0%	$8,016	100.0%

5G.     Other Investment Disclosures
Troubled Debt Restructuring
The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2021	December 31, 2020
(in millions)
Total recorded investment in restructuring loans	$—	$2
Total related realized capital losses	—	—
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

The Company did not have reverse mortgages as of December 31, 2021 and 2020.

Low-Income Housing Tax Credits
The Company had $34 million, $49 million and $46 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had $204 million and $188 million of LIHTC property investments as of December 31, 2021 and 2020, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 4 investments, 6-10 years – 2 investments, over 10 years – 2 investments as of December 31, 2021 and 0-5 years - 2 investments, 6-10 years - 4 investments, over 10 years - 2 investments as of December 31, 2020. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impairments on LIHTC property investments for the years ended December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2021
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	3,536	—	2,710	—	6,246	—	6,246	1.9%	1.9%
Subject to repurchase agreements	5,640	—	—	—	5,640	—	5,640	1.7%	1.7%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	476	—	—	—	476	—	476	0.1%	0.1%
FHLB capital stock	81	—	—	—	81	—	81	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,154	—	—	—	1,154	—	1,154	0.4%	0.4%
Pledged as collateral not captured in other categories	18,943	—	211	—	19,154	—	19,154	5.8%	5.9%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,835	$—	$2,921	$—	$32,756	$—	$32,756	9.9%	10.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2021
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$403	$—	$211	$—	$614	$—	$614	0.2%	0.2%
Funded Reinsurance Pledged Collateral	2,027	—	—	—	2,027	—	2,027	0.6%	0.6%
Reinsurance Trust Assets	16,513	—	—	—	16,513	—	16,513	5.0%	5.1%
Total	$18,943	$—	$211	$—	$19,154	$—	$19,154	5.8%	5.9%

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2021
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,792	$2,792	1.7%	1.7%
Bonds	19,525	20,846	11.7%	12.0%
Mortgage loans	4,539	4,720	2.7%	2.8%
Preferred stocks	2	2	0.0%	0.0%
Common stocks	92	92	0.1%	0.1%
Other invested assets	13	14	0.0%	0.0%
Other	2,030	4,553	1.2%	1.2%
Total General Account	$28,993	$33,019	17.4%	17.8%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,562	$2,562	1.6%	1.6%
Bonds	88	206	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	129	0.0%	0.0%
Total Separate Account	$2,650	$2,897	1.7%	1.7%

	December 31, 2021
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,799	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,779	1.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2020
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,556	—	3,255	—	5,811	—	5,811	1.8%	1.9%
Subject to repurchase agreements	5,726	—	—	—	5,726	—	5,726	1.8%	1.8%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	510	—	—	—	510	—	510	0.2%	0.2%
FHLB capital stock	147	—	—	—	147	—	147	0.1%	0.1%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,814	—	—	—	2,814	—	2,814	0.9%	0.9%
Pledged as collateral not captured in other categories	18,203	—	593	—	18,796	—	18,796	6.0%	6.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,961	$—	$3,848	$—	$33,809	$—	$33,809	10.8%	10.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2020
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$440	$—	$592	$—	$1,032	$—	$1,032	0.3%	0.3%
Reinsurance Trust Assets	17,763	—	—	—	17,763	—	17,763	5.7%	5.7%
Total	$18,203	$—	$592	$—	$18,795	$—	$18,795	6.0%	6.0%
The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2020
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,180	$1,492	2.0%	2.1%
Bonds	21,802	23,765	13.8%	14.1%
Mortgage loans	4,271	4,475	2.7%	2.8%
Preferred stocks	2	3	0.0%	0.0%
Other invested assets	13	15	0.0%	0.0%
Other	661	2,780	0.4%	0.4%
Total General Account	$29,929	$32,530	18.9%	19.4%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,076	$3,076	2.0%	2.0%
Bonds	192	192	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	157	0.0%	0.0%
Total Separate Account	$3,268	$3,425	2.1%	2.1%

	December 31, 2020
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,708	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,392	2.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $63 million, $40 million and $35 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2021, 2020 and 2019.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is non-admitted and excluded from “Net investment income.” There was no non-admitted due and accrued rental income on real estate for the years ended December 31, 2021, 2020 and 2019.

Other invested assets had no non-admitted due and accrued income for the years ended December 31, 2021, 2020 and 2019.

The following table sets forth “Net investment income” for the years ended December 31:

	2021	2020	2019
	(in millions)

Bonds	$3,589	$3,681	$3,760
Stocks	203	198	442
Mortgage loans	858	865	897
Contract loans	140	140	147
Cash, cash equivalents, and short-term investments	15	58	115
Other investments	1,000	579	724
Total gross investment income	5,805	5,521	6,085
Less investment expenses	(670)	(703)	(889)
Net investment income before amortization of IMR	5,135	4,818	5,196
Amortization of IMR	128	108	41
Net investment income	$5,263	$4,926	$5,237
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2021	2020	2019
	(in millions)

Bonds	$199	$147	$(44)
Stocks	14	(77)	10
Mortgage loans	111	(8)	(21)
Derivative instruments	(357)	526	755
Other invested assets	(8)	25	(16)
Gross realized capital gains (losses)	(41)	613	684
Capital gains tax	(28)	(59)	(175)
IMR transfers, net of tax	71	(759)	(648)
Net realized capital (losses)	$2	$(205)	$(139)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2021
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$72	$72	$130	$—
Total	$72	$72	$130	$—

	December 31, 2020
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$100	$100	$162	$—
Total	$100	$100	$162	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2021 and 2020, these commitments were $5,234 million and $6,466 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $1,935 million and $1,485 million at December 31, 2021 and 2020, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2021 and 2020, financial guarantees issued by the Company were $81,984 million and $86,273 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2021 and 2020, such contracts in force carried a total guaranteed value of $81,984 million and $86,264 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $83,609 million and $90,612 million at December 31, 2021 and 2020, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2021			December 31, 2020
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	20	$140	$143	23	$115	$106
LB&SS	15	35	36	16	43	43
Preferred stock	2	7	15	1	2	2
Total	37	$182	$194	40	$160	$151

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended:

	December 31, 2021		December 31, 2020		December 31, 2019
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	201	148	152	—	150	—
Aggregate Amount of investment income	$92	$58	$77	$—	$95	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued.
On April 1, 2022, the Company completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company (“Great-West”). Please see Note 17 for additional information regarding the sale and the Novation of Annuity Contracts that transpired in the first quarter of 2022.
In March 2022, the Company received an ordinary cash dividend of $150 million from its subsidiary, PRIAC.
During the first quarter of 2022, the Company has reinsured a closed block of Variable Universal Life (“VUL”) business to Lotus Reinsurance Company Ltd. (“Lotus Re”), a Class E Bermuda insurance company. Also, during the first quarter of 2022, the Company has repositioned Lotus Re from being a wholly owned subsidiary of the Company to being a wholly owned subsidiary of Prudential International Insurance Holdings (“PIIH”). The Company ceded approximately $14 billion in aggregate reserves to Lotus Re.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7.    REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2021	2020	2019
	(in millions)
Premiums:
Direct	$26,693	$19,740	$25,525
Assumed	13,176	11,986	10,459
Ceded	6,640	6,564	6,238

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $0 million, $0 million and $153 million for the years ending December 31, 2021, 2020 and 2019, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $0 million and $0 million as of December 31, 2021, respectively, $0 million and $0 million as of December 31, 2020, respectively, and $3 million and $90 million as of December 31, 2019, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2021, 2020 and 2019 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2021	2020	2019	2021	2020	2019
	(in thousands)
Claims incurred	$—	$—	$—	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	5,350
Other	—	—	—	—	—	—
Company:
Employers Reinsurance Corporation	—	—	—	—	—	1,000
Exchange Indemnity Corporation	—	—	—	—	—	50
MHL Reinsurance LTD	—	—	—	—	—	4,300

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed from affiliated insurers	$33,703	$30,177	$25,878	$7,532	$7,399	$7,212
Assumed from unaffiliated insurers	20,176	18,506	17,305	5,643	4,587	3,247
Total reinsurance assumed	$53,879	$48,683	$43,183	$13,175	$11,986	$10,459

Ceded to affiliated insurers	$61,489	$62,196	$62,579	$2,201	$2,410	$2,664
Ceded to unaffiliated insurers	3,047	3,018	3,001	4,439	4,154	3,574
Total reinsurance ceded	$64,536	$65,214	$65,580	$6,640	$6,564	$6,238

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
DART	$224	$213	$201	$110	$90	$148
GUL Re	116	108	100	81	76	68
Term Re	476	454	437	305	270	236
PURC	177	161	148	104	92	83
PARU	1,023	973	938	528	478	442
PAR Term	406	417	422	286	314	301
Pramerica	—	—	—	—	—	(1)
PARCC	715	715	713	601	594	605
PLAZ	281	274	268	246	238	224
PLNJ	51	50	48	46	43	41
Affiliated total	3,469	3,365	3,275	2,307	2,195	2,147
Unaffiliated	16,435	16,044	15,453	936	956	1,029
Unaffiliated total	16,435	16,044	15,453	936	956	1,029
Total	$19,904	$19,409	$18,728	$3,243	$3,151	$3,176

Ceded:
PLAZ	12,352	11,860	11,187	380	371	417
Affiliated total	12,352	11,860	11,187	380	371	417
Unaffiliated	2,798	2,791	2,793	1,567	1,537	1,467
Unaffiliated total	2,798	2,791	2,793	1,567	1,537	1,467
Total	$15,150	$14,651	$13,980	$1,947	$1,908	$1,884

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Ceded:
PLIC	$49,137	$50,336	$51,392	$1,782	$1,973	$2,196
Affiliated total	$49,137	$50,336	$51,392	$1,782	$1,973	$2,196

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
PLNJ	$447	$594	$508	$91	$432	$893
PALAC	102	151	170	5	5	3
Affiliated total	549	745	678	96	437	896
Unaffiliated	1,410	1,563	1,679	12	10	6
Unaffiliated total	1,410	1,563	1,679	12	10	6
Total	$1,959	$2,308	$2,357	$108	$447	$902

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

PALAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
PLAZ	$3	$2	$3	$—	$—	$—
Affiliated total	3	2	3	—	—	—
Unaffiliated	2,323	891	166	4,693	3,619	2,211
Unaffiliated total	2,323	891	166	4,693	3,619	2,211
Total	$2,326	$893	$169	$4,693	$3,619	$2,211

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2021, the Company has reserves of $2,003 million to cover the asset and longevity risk associated with the pension benefits.

On July 21, 2021, PFI entered into an agreement with Great-West pursuant to which PFI has agreed to sell to Great-West its Full Service Retirement business written by the Company and its Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/ or novation of certain in-scope contracts and brokerage accounts. The transaction has closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company expects to record a gain on the transaction to be reflected in the second quarter 2022 financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed (1):
Prudential Life Insurance Co., Ltd. (Japan)	$21,727	$19,006	$16,442	$3,716	$3,323	$2,765
Prudential Gibraltar Financial Life Insurance Co., Ltd.	7,955	7,059	5,480	1,413	1,443	1,402
Affiliated total	$29,682	$26,065	$21,922	$5,129	$4,766	$4,167

Ceded (1):
Prudential Seguros, S.A.	$—	$—	$—	$—	$1	$1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	29	46	30
Affiliated total	—	—	—	29	47	31
Unaffiliated	—	—	—	4	4	3
Unaffiliated total	—	—	—	4	4	3
Total	$—	$—	$—	$33	$51	$34

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $11.7 billion and $10.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2021 and December 31, 2020, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$1	$1	$1
Unaffiliated total	$7	$7	$7	$1	$1	$1

Ceded:
Unaffiliated	$238	$213	$192	$2,867	$2,612	$2,103
Unaffiliated total	$238	$213	$192	$2,867	$2,612	$2,103

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed (1):
Prudential Life Insurance Co. of Korea, Ltd.	$—	$—	$—	$—	$1	$2
Affiliated total	—	—	—	—	1	2
Unaffiliated	1	1	—	1	1	—
Unaffiliated total	1	1	—	1	1	—
Total	$1	$1	$—	$1	$2	$2

Ceded (1):
Prudential Life Insurance Company of Taiwan Inc.	$—	$—	$—	$10	$19	$20
Affiliated total	—	—	—	10	19	20
Unaffiliated	11	14	16	1	1	1
Unaffiliated total	11	14	16	1	1	1
Total	$11	$14	$16	$11	$20	$21

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 39 years and 38 years, as of December 31, 2021 and 2020, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components are recognized in “Change in net unrealized capital gains” over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $0 million as of both December 31, 2021 and 2020, respectively. These credit derivatives are reported at fair value as an asset of $0 million, as of both December 31, 2021 and 2020, respectively. As of both December 31, 2021 and December 31, 2020, the Company had no outstanding contracts where it has written credit protection on any single name reference. The Company has also written credit protection on certain index references with notional amounts of $1,935 million and $1,485 million, reported at fair value as an asset of $59 million and $24 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $1,500 million in NAIC 3, and $385 million in NAIC 6. As of December 31, 2020, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1 and $1,435 million in NAIC 3. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 26 years. These credit derivatives are accounted for as RSATs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2021 and 2020, the Company had $0 million and $69 million of outstanding notional amounts, reported at fair value as $0 million and $7 million of liability, respectively.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $1,941 million and $978 million as of December 31, 2021 and 2020, respectively.
The net fair value of securities pledged as collateral by the Company was $175 million as of December 31, 2021 and the net fair value of securities pledged as collateral to the Company was $621 million as of December 31, 2020.
The table below depicts the derivatives owned by the Company as of December 31, 2021 and 2020:

	Derivatives Financial Instruments
	December 31, 2021			December 31, 2020
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$2,356	$99	$99	$2,342	$142	$142
Liabilities	$229	$21	$21	$216	$30	$30
Swaps:
Assets	37,670	3,549	4,115	26,095	4,682	5,388
Liabilities	26,110	1,674	1,641	31,155	3,077	3,100
Forwards:
Assets	3,193	56	87	1,201	45	61
Liabilities	2,997	35	105	2,767	50	159
Futures:
Assets	4,663	5	58	3,465	27	20
Liabilities	1,259	—	3	87	—	—
Totals:
Assets	$47,882	$3,709	$4,359	$33,103	$4,896	$5,611
Liabilities	$30,595	$1,730	$1,770	$34,225	$3,157	$3,289

Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2021:

Fiscal Year	Premium Payments Due
2022	$30
2023	—
2024	25
2025	—
Thereafter	—
Total Future Settled Premiums	$55

	December 31, 2021	December 31, 2020
	(in millions)
Undiscounted Future Premium Commitments	$55	$55
Derivative Fair Value With Premium Commitments	1	38
Derivative Fair Value Excluding Impact of Future Settled Premiums	56	93

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9.    INCOME TAXES

The application of SSAP No. 101, “Income Taxes,” requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2021 and 2020.
9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,471	$145	$4,616	$4,393	$95	$4,488	$78	$50	$128
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,471	145	4,616	4,393	95	4,488	78	50	128
DTA Nonadmitted	342	—	342	608	—	608	(266)	—	(266)
Subtotal (Net Admitted Adjusted Gross DTA)	4,129	145	4,274	3,785	95	3,880	344	50	394
DTL	2,015	310	2,325	2,068	261	2,329	(53)	49	(4)
Net Admitted DTA	$2,114	$(165)	$1,949	$1,717	$(166)	$1,551	$397	$1	$398

	December 31, 2021	December 31, 2020
	(in millions)
Change in Net DTA	$132	$(426)
Less: Change in Net DTL on unrealized (gains)/losses	(165)	(91)
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	—	(5)
Change in net deferred income tax	$297	$(330)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The components of the admission calculation are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$41	$41	$—	$34	$34	$—	$7	$7
Admitted pursuant to 11.b. (Realization)	1,909	—	1,909	1,517	—	1,517	392	—	392
Realization per 11.b.i	1,909	—	1,909	1,768	—	1,768	141	—	141
Limitation per 11.b.ii			2,562			1,517			1,045
Admitted pursuant to 11.c	2,220	104	2,324	2,268	61	2,329	(48)	43	(5)
Total Admitted pursuant to SSAP No. 101	$4,129	$145	$4,274	$3,785	$95	$3,880	$344	$50	$394

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2021	December 31, 2020
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	839.94%	714.54%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$22,463	$14,946

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,471	$145	$4,393	$95	$78	$50
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	4,129	145	3,785	95	344	50
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character (1)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

(1) Presentation of prior year capital tax character percentage has been revised from the 2021 annual statement.

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(in millions)
Federal	$588	$27	$265	$561	$(238)
Foreign	3	3	5	—	(2)
Subtotal	591	30	270	561	(240)
Federal income tax on net realized capital gains (losses)	28	59	175	(31)	(116)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$619	$89	$445	$530	$(356)

DTAs Resulting from Book/Tax Differences:

	2021	2020	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,130	$2,096	$34
Policyholder Dividends	208	223	(15)
Deferred Acquisition Costs	503	476	27
Employee Benefits	720	743	(23)
Invested Assets	710	647	63
Nonadmitted Assets	119	161	(42)
Other Deferred Tax Assets	82	47	35
Subtotal	4,472	4,393	79
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	342	608	(266)
Total admitted ordinary DTA	4,130	3,785	345
Capital:
Invested Assets – Bonds, Stocks, & Other	144	37	107
Unrealized Capital (Gains)/Losses	—	58	(58)
Subtotal	144	95	49
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	144	95	49
Total admitted DTA (Ordinary and Capital)	$4,274	$3,880	$394

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

DTLs Resulting from Book/Tax Differences:

	2021	2020	Change
	(in millions)
Ordinary:
Insurance Reserves	$870	$959	$(89)
Invested Assets - Derivatives & Other	752	766	(14)
Prepayments	—	51	(51)
Unrealized Capital (Gains)/Losses	332	241	91
Other	61	51	10
Subtotal	2,015	2,068	(53)
Capital:
Invested Assets - Bonds, Stocks, & Other	310	261	49
Subtotal	310	261	49
Total DTLs	$2,325	$2,329	$(4)

Net DTAs/DTLs	$1,949	$1,551	$398

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(in millions)
Expected federal income tax expense	$318	$548	$194	$(230)	$354
Non taxable investment income (1)	(84)	(62)	(110)	(22)	48
STAT Reserve Basis Change	—	(1)	39	1	(40)
Tax Credits	(36)	(47)	(42)	11	(5)
Items in Equity	106	(35)	(35)	141	—
Prior Year True-up	17	—	—	17	—
Change in Law	4	(4)	—	8	(4)
Prior Year Audit Settlement	(5)	2	(11)	(7)	13
Other amounts (1)	2	18	12	(16)	6
Total incurred income tax expense	$322	$419	$47	$(97)	$372

(1) Prior period amounts have been updated to conform to current period presentation.
Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $21 million of the total $84 million of 2021 non-taxable investment income and $18 million of the total $63 million of 2020 non-taxable investment income. The DRD for the current period was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $63 million of tax benefit is driven by $40 million related to common stock earnings of subsidiaries and $16 million of tax-exempt interest, which are non-taxable for PICA standalone purposes, and other adjustments such as interest maintenance reserve and others which are not material. For 2020, the remaining $45 million of tax benefit was driven by $39 million related to common stock earnings of subsidiaries.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Low-Income Housing and Other Tax Credits - These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely makes such investments that generate a tax credit which reduces the Company’s effective tax rate.
Changes in Tax Law - The CARES Act - On March 27, 2020, the CARES Act was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOL”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company has recorded an income tax benefit of $4 million from carrying the 2018 NOL back to tax years that have a 35% tax rate. With the filing of the 2020 tax return during 2021, the Company has recorded an income tax expense of $4 million to true-up the income tax benefit from carrying back the 2018 NOL.

9E.     Additional Tax Disclosures
At December 31, 2021, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2020 and 2021.

The following is income tax incurred for 2019, 2020 and 2021 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2019	$—	$120	$120
2020	—	51	51
2021	—	171	171
Total	$—	$342	$342

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next four years to satisfy the RTT liability.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company’s unrecognized tax benefits were $8 million, $17 million and $18 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2021, 2020 and 2019 the Company recognized $1 million, $1 million and $1 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2021 are 2014 through 2021.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Distributors, Inc.
Braeloch Holdings, Inc.	Prudential Annuities Holding Co, Inc
Braeloch Successor Corporation	Prudential Annuities Information Services & Technology Corporation
Capital Agricultural Property Services, Inc.	Prudential Annuities Life Assurance Corporation
Colico II, Inc.	Prudential Annuities, Inc.
Colico, Inc.	Prudential Arizona Reinsurance Captive Co.
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Term Company
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Universal Co.
Gibraltar Universal Life Reinsurance Company	Prudential Bank & Trust, FSB
Global Portfolio Strategies, Inc.	Prudential Financial, Inc. (Parent)
Graham Resources, Inc.	Prudential IBH Holdco, Inc.
Graham Royalty, Ltd.	Prudential International Insurance Holding, Ltd.
Lotus Reinsurance Company Ltd.	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Retirement Insurance and Annuity Company
PGIM Foreign Investment, Inc.	Prudential Securities Secured Financing Corporation
PGIM International Financing Inc	Prudential Securities Structured Assets, Inc.
PGIM Private Placement Investors, Inc.	Prudential Structured Settlement Company
PGIM Real Estate Finance Holding Company	Prudential Term Reinsurance Company
PGIM Real Estate Loan Services, Inc.	Prudential Trust Company
PGIM REF Intermediary Services Inc	Prudential Universal Reinsurance Company
PGIM Strategic Investments, Inc.	SMP Holdings, Inc.
PGIM Warehouse, Inc.	SVIIT Holdings, Inc.
PGIM, Inc.	TBG Insurance Services Corporation
PGLH of Delaware, Inc.	The Prudential Assigned Settlement Services, Inc.
PREI Acquisition I, Inc.	The Prudential Home Mortgage Company, Inc.
PREI Acquisition II, Inc.	The Prudential Real Estate Financial Services of America, Inc.
PREI International, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Pruco Life Insurance Company (Arizona)	Vantage Casualty Insurance Company
Pruco Life Insurance Company of NJ

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2021 and 2020.
10B.    The Company reported a receivable from parents, subsidiaries and affiliates of $354 million and $320 million at December 31, 2021 and 2020, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $155 million and $185 million at December 31, 2021 and 2020, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.    The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses for December 31, 2021 and December 31, 2020 were $5 million and $4 million, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $16 million and $6 million for December 31, 2021 and December 31, 2020, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $302 million and $298 million for December 31, 2021 and December 31, 2020, respectively.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2021:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$587	S2	10/7/2021	$587	N	I
Colico, Inc.	100%	2,297	S2	10/7/2021	2,297	N	I
Orchard Street Acres Inc.	100%	1,283	S2	10/7/2021	1,283	N	I
Prudential Realty Securities, Inc. (Common)	100%	529	S2	8/10/2021	529	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	8/9/2021	—	N	I
PGIM Loan Originator	73%	165	S1	12/15/2021	165	N	I
Total SSAP No. 97 8b(iii) Entities		$4,861			$4,861

SSAP No. 97 8b(iv) Entities:
Lotus Reinsurance Company Ltd.	100%	$124	S1	In Process	$—	N/A	N/A
Total SSAP No. 97 8b(iv) Entities		$124			$—
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

The Company did not have an investment in an insurance SCA with a permitted practice as of December 31, 2021. Please refer to Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2021
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
Defined Contribution - LT	06/28/2016	Cash	116	—	3.09%	3.09%	None	3
Pru Funding LLC - ST	02/26/2021	Cash	200	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	03/04/2021	Cash	100	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	06/03/2021	Cash	250	—	0.16%	0.16%	None	—

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2021.

December 31, 2020
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	—	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2020.

Scheduled principal repayments on debt as of December 31, 2021 are as follows: $0 in 2022, $64 million in 2023, $0 in 2024, $0 in 2025, $0 in 2026 and $0 in 2027 and beyond.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
    The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $81 million and $147 million as of December 31, 2021 and 2020, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2020, the 5% limitation equates to a maximum amount of pledged assets of $7.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $6.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2021, $1.0 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and a rate of 1.925%.

The Company had pledged assets with a fair value of $1.2 billion and $3.0 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2021 and 2020, respectively. Outstanding funding agreements, totaling $1.0 billion and $2.5 billion are included in “Deposit-type contracts” as of December 31, 2021 and 2020, respectively. The fair value of qualifying assets that were available to the Company but not pledged amounted to $3.7 billion and $3.2 billion as of December 31, 2021 and 2020, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2021	December 31, 2020
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	33	34
Activity Stock	47	113
Excess Stock	—	—
Aggregate Total	$80	$147
Actual or estimated Borrowing Capacity as Determined by the Insurer	$6,859	$6,559

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2021
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	33	—	33	—	—	—

December 31, 2020
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	34	—	34	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

     Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2021	$1,209	$1,154	$1,047
Total Collateral Pledged as of 12/31/2020	3,050	2,814	2,517

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2021	$2,179	$2,046	$1,782
Total Collateral Pledged as of 12/31/2020	3,050	2,814	2,517

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2021		December 31, 2020
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	1,047	1,050	2,517	2,522
Other	—		—
Aggregate Total	$1,047	$1,050	$2,517	$2,522

Maximum Amount during period ended December 31, 2021:

Total
(in millions)
Debt	$—
Funding Agreements	1,782
Other	—
Aggregate Total	$1,782

FHLBNY - Prepayment Obligations as of December 31, 2021:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.    The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2021, approximately 89% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2021, approximately 67% and 33% of the benefit obligation under this plan relates to participants under the traditional formula and cash balance formula, respectively. At December 31, 2021, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

On November 30, 2021, the Company announced that it will modify the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits. The RMSA program will no longer be offered to new employees effective January 1, 2022, while active employees will no longer receive service credits and retirees will no longer receive interest credits at some point after June 30, 2022. In addition, the Company added a 20-year time limit for retirees to utilize the RMSA (previously there was no time limit).

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$(11,991)	$(11,186)	$(1,405)	$(1,333)
Service cost	(209)	(193)	(44)	(40)
Interest cost	(303)	(364)	(36)	(43)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	302	(926)	(2)	(87)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	668	678	109	105
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(1)	(7)
Benefit obligation at end of year	$(11,533)	$(11,991)	$(1,379)	$(1,405)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Postretirement Benefits:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,989)	$(1,950)
Service cost	—	—	(23)	(21)
Interest cost	—	—	(47)	(62)
Contributions by plan participants	—	—	(23)	(22)
Actuarial gain (loss)	—	—	60	(97)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	172	170
Plan amendments	—	—	121	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(5)	(7)
Benefit obligation at end of year	$—	$—	$(1,734)	$(1,989)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(65)	$(60)
Service cost	—	—	(43)	(56)
Interest cost	—	—	(1)	(1)
Contributions by plan participants	—	—	(13)	(12)
Actuarial gain (loss)	—	—	(1)	4
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	67	60
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(56)	$(65)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2021	2020	2021	2020	2021	2020
	(in millions)
Fair value of plan assets at the beginning of year	$14,288	$13,277	$1,544	$1,515	$49	$58
Actual return on plan assets	1,053	1,689	170	167	—	4
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	109	105	7	10	51	45
Plan participants’ contributions	—	—	23	22	13	20
Benefits paid	(778)	(783)	(172)	(170)	(90)	(78)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$14,672	$14,288	$1,572	$1,544	$23	$49

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Components
Prepaid benefit costs	$5,707	$5,663	$—	$—
Overfunded plan assets	(2,568)	(3,366)	—	—
Accrued benefit cost	(1,219)	(1,188)	55	57
Liability for benefits	(160)	(218)	(218)	(503)

Assets and liabilities recognized
Assets (nonadmitted)	3,139	2,297	—	—
Liabilities recognized (1)	(1,379)	(1,405)	(163)	(446)
Unrecognized liabilities	—	—	—	—

(1) Revised to correct amounts reported in the 2021 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2021	2020	2019	2021	2020	2019	2021	2020	2019
	(in millions)

Service cost	$253	$233	$203	$24	$21	$20	$43	$56	$39
Interest cost	339	407	466	46	62	77	1	1	2
Expected return on plan assets	(804)	(775)	(776)	(100)	(98)	(93)	—	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	301	341	330	19	20	29	1	(5)	(2)
Prior service cost or credit	6	6	6	16	11	8	—	—	—
Gain or loss recognized due to a settlement or curtailment	1	7	78	—	—	1	—	—	—
Total net periodic benefit cost	$96	$219	$307	$5	$16	$42	$45	$49	$36

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,091	$4,338	$482	$486
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	—	—
Net prior service cost or credit recognized	(6)	(6)	(16)	(11)
Net gain and loss arising during period	(548)	100	(251)	27
Net gain and loss recognized	(302)	(341)	(19)	(20)
Items not yet recognized as a component of net periodic benefit cost - current year	$3,235	$4,091	$196	$482

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(6)    Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	73	78	(53)	84
Net recognized gains and losses	3,162	4,012	250	399

(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2021	2020	2019
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2021, 2020 and 2019:
Discount rate	2.55%	3.30%	4.30%
Expected long-term rate of return on plan assets	5.75%	6.00%	6.50%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.25%	4.30%	4.30%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2021, 2020 and 2019:
Discount rate	2.85%	2.55%	3.30%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.25%	4.25%	4.30%

(1) 2019 interest crediting rates have been updated to correct previously reported rates.

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2021, 2020 and 2019 are discount rates of 2.40%, 3.25% and 4.30%, respectively, and expected long-term rate of return on plan assets of 6.75%, 6.75% and 7.0%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2021, 2020 and 2019 are discount rates of 2.75%, 2.40% and 3.25%, respectively.

(8)    The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2021 and 2020, was $12,111 million and $12,621 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2021	2020	2019
Health care cost trend rates	6.25%	6.25%	6.25%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	4.50%	4.50%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

10)    The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount (1)

(in millions)
2022	$856
2023	882
2024	885
2025	910
2026	928
2027-2031	4,649

(1) Revised to correct amounts reported in the 2021 annual statement.

(11)    The Company anticipates that it will make cash contributions in 2022 of $90 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2021 and 2020.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15)    For 2021, 2020 and 2019 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination or their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2021, 2020 and 2019 was $1 million, $7 million and $27 million, respectively.
(16)    There were no pension plan amendments in 2021 and 2020.
There were postretirement plan amendments of $121 million and $0 million in 2021 and 2020, respectively.
(17)    Refer to Funded Status disclosure in Note 12A(3).
12B.    The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2021 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2021		2021
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	6%	34%	75%
International Stocks	2%	8%	2%	25%
Bonds	49%	64%	9%	43%
Short-Term Investments	0%	13%	0%	27%
Real Estate	2%	17%	0%	0%
Other	5%	33%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2021 and 2020 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	1,081	—	1,081
U.S. government securities (state & other)	—	518	—	518
Non U.S. government securities	—	21	—	21
Corporate Debt:
Corporate bonds	—	3,586	—	3,586
Asset-backed	—	23	—	23
Collateralized mortgage obligations	—	570	—	570
Collateralized loan obligation	—	502	—	502
Interest rate swaps (1)	—	(1)	—	(1)
Registered investment companies	85	—	—	85
Other (2)	11	4	42	57
Subtotal-Bonds	96	6,304	42	6,442
Real Estate:
Partnerships	—	—	998	998
Other:
Partnerships	—	—	1,800	1,800
Hedge funds	—	—	1,304	1,304
Subtotal-Other	—	—	3,104	3,104
Net assets in the fair value hierarchy	$96	$6,304	$4,144	$10,544

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,521
Common/collective trusts				1,607
Net assets at fair value				$14,672

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Fair Value Measurements of Pension Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	985	—	985
U.S. government securities (state & other)	—	588	—	588
Non U.S. government securities	—	23	—	23
Corporate Debt:
Corporate bonds	—	4,059	—	4,059
Asset-backed	—	25	—	25
Collateralized mortgage obligations	—	614	—	614
Collateralized loan obligation	—	441	—	441
Interest rate swaps (1)	—	—	—	—
Registered investment companies	97	—	—	97
Other (2)	33	1	35	69
Subtotal-Bonds	130	6,736	35	6,901
Real Estate:
Partnerships	—	—	838	838
Other:
Partnerships	—	—	1,235	1,235
Hedge funds	—	—	1,326	1,326
Subtotal-Other	—	—	2,561	2,561
Net assets in the fair value hierarchy	$130	$6,736	$3,434	$10,300

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,654
Common/collective trusts				1,334
Net assets at fair value				$14,288

1.Interest rate swaps notional amount is $433 million and $13 million for the years ended December 31, 2021 and 2020, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The Pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$—	$—	$—
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	—	—	—
Corporate Debt:
Corporate bonds	—	—	—	—
Asset-backed	—	—	—	—
Collateralized mortgage obligations	—	—	—	—
Collateralized loan obligation	—	—	—	—
Interest rate swaps	—	—	—	—
Registered investment companies	—	—	—	—
Other (1)	—	—	—	—
Subtotal-Bonds	—	—	—	—
Short Term Investments:
Registered investment companies	114	—	—	114
Net assets in the fair value hierarchy	$114	$—	$—	$114

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				294
Net assets at fair value				408
Variable life insurance policies at contract value				1,163
Total net assets				$1,571

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$9	$—	$9
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	1	—	1
Corporate Debt:
Corporate bonds	—	7	—	7
Asset-backed	—	1	—	1
Collateralized mortgage obligations	—	4	—	4
Collateralized loan obligation	—	4	—	4
Interest rate swaps	—	—	—	—
Registered investment companies	19	—	—	19
Other (1)	—	—	—	—
Subtotal-Bonds	19	26	—	45
Short Term Investments:
Registered investment companies	165	—	—	165
Net assets in the fair value hierarchy	$184	$26	$—	$210

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				279
Net assets at fair value				489
Variable life insurance policies at contract value				1,055
Total net assets				$1,544

1.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
2.The Postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2021 and 2020 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 420 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2021 and 2020. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.
The pension and postretirement expected long-term rates of return on plan assets for 2021 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2020. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2022. The expected rate of return for 2022 is 6.00% and 7.00% for pension and postretirement, respectively.

12E.    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2021, 2020 and 2019. The matching contributions by the Company included in “Other expenses (benefits)” are $80 million, $82 million and $84 million for 2021, 2020 and 2019, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2022	159	6
2023	160	6
2024	159	6
2025	155	6
2026	149	6
2027-2031	574	26
Total	$1,356	$56

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2021, 2020 and 2019, include allocated costs of $0 million, $3 million and $1 million, respectively, associated with employee stock options and $101 million, $91 million and $87 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2021. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2021, the Company’s statutory surplus was $19,123 million. For the year ended, December 31, 2021, the Company’s net gain from operations was $964 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

In December 2021, the Company paid an ordinary dividend of $1.1 billion to its parent, PFI. The dividend was recorded as dividend to stockholders.
In December 2020, the Company paid an ordinary dividend of $500 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)    In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $196 million and $239 million as of December 31, 2021 and 2020, respectively.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $3,931 million and $1,467 million as of December 31, 2021 and 2020, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $4,049 million and $3,673 million as of December 31, 2021 and 2020, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2021:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$346	$347	$15
Totals			$350		$346	$347	$15

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$758	—%	$—	$—	7/1/2025
Totals	$29	$758		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP 25”), and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. The redemptions left $100 million notes outstanding as of December 31, 2021. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2021, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2021, $33 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $100 million as of December 31, 2021. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credits linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2021 and 2020, the tangible net worth of Pru Funding was $35 million and $28 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $0 million as of December 31, 2021. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2021 and 2020, the net capital of Pruco Securities was $126 million and $82 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PALAC. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is $225 million. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 5, 2025.

8)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2021.

9)Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

10)The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of October 1, 2022.

11)Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

12)The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

13)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $2.2 billion as of December 31, 2021, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

14)The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iii) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

15)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
11	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
12	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
13	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,249	No payments required since inception.
14	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
15	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021	2020
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,474	$4,847
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,474	4,847
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,474	$4,847

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2021 and 2020, the total amount of the liability related to guaranty fund assessments was $26 million in both periods. As of December 31, 2021 and 2020, the Company also held a related asset of $35 million and $39 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2020	$39
Decreases in December 31, 2021:
Premium tax offsets utilized	4
Increases in December 31, 2021:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2021	$35

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $3 million for the year ended December 31, 2021, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings:
Individual Annuities, Individual Life and Group Insurance
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement. This matter is now closed.
Moreland, Socorro v. PICA, et al.
In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30 day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs.
Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present. In April 2021, defendants filed a motion to dismiss the complaint. In June 2021, plaintiff filed a notice of voluntary dismissal of the complaint, without prejudice. In August 2021, plaintiff filed a new putative class action complaint in the United States District Court for the District of New Jersey (the “Second Complaint”), asserting claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of fiduciary duty, unjust enrichment and common law fraud. The putative class includes all Plan Participants from January 2015 until the present. In September 2021, defendants filed a motion to dismiss the Second Complaint. In November 2021, the court issued an order granting defendants’ motion and dismissed plaintiff’s: (i) fraud claims without prejudice; and (ii) breach of fiduciary duty and unjust enrichment claims with prejudice. In January 2022, plaintiff filed a Notice of Voluntary Dismissal With Prejudice that was approved by the Court. This matter is now closed.
Regulatory Matters
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2021, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2022	$71
2023	54
2024	48
2025	39
2026	14
Total	$226

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2021, 2020 and 2019 was $64 million, $71 million and $78 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$4	$4	$3	$3
Ordinary - Renewal Business	2,694	2,695	2,544	2,544
Group Life	294	294	287	287
Group Annuity	761	761	551	551
Total	$3,753	$3,754	$3,385	$3,385

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures

On July 21, 2021, PFI entered into an agreement with Great-West pursuant to which PFI has agreed to sell to Great-West its Full Service Retirement business written by the Company and its Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts (“The Great-West Agreement”). The transaction has closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company expects to record a gain on the transaction to be reflected in the second quarter 2022 financial statements.

The Great-West Agreement signed on July 21, 2021 pertains exclusively to the Full-Service business written by the Company and PRIAC and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company and PRIAC (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s and PRIAC’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT” business) products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of PRIAC, PRIAC novated to the Company, through assumption reinsurance, the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021. The impact of the novation on the Company was an increase in assets of $259 million, an increase in liabilities of $257 million and an increase in surplus of $1 million. The PRT and separate account components of the Excluded Business novated subsequent to December 31, 2021 (effective on February 1, 2022). The estimated impact the PRT and separate account novation will have on the Company upon novation is an increase in assets of $6,848 million, an increase in liabilities of $6,759 million and an increase in surplus of $90 million.

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the years ended December 31, 2021 and December 31, 2020, the Company had health insurance premiums subject to the ACA assessment of $1 million. However, because net premiums written in 2021 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $475 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2022, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2021		2020
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,401	57.8%	$2,461	67.1%
Stocks	1,396	33.6%	1,022	27.8%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	310	7.5%	132	3.6%
Derivatives	8	0.2%	13	0.3%
Other invested assets	41	1.0%	43	1.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$93	$—	$—	$93	1.0%
At book value less current surrender charge of 5% or more (1)	50	—	—	50	0.5%
At fair value	—	—	2,078	2,078	22.0%
Total with market value adjustment or at fair value	143	—	2,078	2,221	23.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,326	—	—	2,326	24.7%
Not subject to discretionary withdrawal	4,879	—	—	4,879	51.8%
Total (Gross: Direct + Assumed)	7,348	—	2,078	9,426	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,347	$—	$2,078	$9,425
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$13	$—	$—	$13

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,011	$1,552	$—	$8,563	6.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,475	34,732	36,207	28.3%
Total with market value adjustment or at fair value	7,011	3,027	34,732	44,770	35.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,058	11	—	2,069	1.6%
Not subject to discretionary withdrawal	26,698	54,457	—	81,155	63.4%
Total (Gross: Direct + Assumed)	35,767	57,495	34,732	127,994	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,767	$57,495	$34,732	$127,994
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,169	—	7,098	10,267	36.5%
Total with market value adjustment or at fair value	3,169	—	7,098	10,267	36.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	6,954	—	—	6,954	24.8%
Not subject to discretionary withdrawal	10,885	—	—	10,885	38.7%
Total (Gross: Direct + Assumed)	21,008	—	7,098	28,106	100.0%
Reinsurance ceded	4,667	—	—	4,667
Total (Net)	$16,341	$—	$7,098	$23,439
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$59,455	$—	$—	$59,455
Separate Accounts Annual Statement	—	57,495	43,908	101,403
Total annuity actuarial reserves and deposit liabilities	$59,455	$57,495	$43,908	$160,858

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$97	$—	$—	$97	1.0%
At book value less current surrender charge of 5% or more (1)	105	—	—	105	1.1%
At fair value	—	—	2,006	2,006	20.4%
Total with market value adjustment or at fair value	202	—	2,006	2,208	22.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,390	—	—	2,390	24.4%
Not subject to discretionary withdrawal	5,200	—	—	5,200	53.1%
Total (Gross: Direct + Assumed)	7,792	—	2,006	9,798	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,791	$—	$2,006	$9,797
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$6	$—	$—	$6

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,238	$1,649	$—	$8,887	7.3%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,345	31,821	33,166	27.1%
Total with market value adjustment or at fair value	7,238	2,994	31,821	42,053	34.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,874	11	—	1,885	1.5%
Not subject to discretionary withdrawal	25,961	52,621	—	78,582	64.1%
Total (Gross: Direct + Assumed)	35,073	55,626	31,821	122,520	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,073	$55,626	$31,821	$122,520
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,236	—	6,484	9,720	32.3%
Total with market value adjustment or at fair value	3,236	—	6,484	9,720	32.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,102	—	—	7,102	23.6%
Not subject to discretionary withdrawal	13,280	—	—	13,280	44.1%
Total (Gross: Direct + Assumed)	23,618	—	6,484	30,102	100.0%
Reinsurance ceded	4,801	—	—	4,801
Total (Net)	$18,817	$—	$6,484	$25,301
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$61,681	$—	$—	$61,681
Separate Accounts Annual Statement	—	55,626	40,311	95,937
Total annuity actuarial reserves and deposit liabilities	$61,681	$55,626	$40,311	$157,618

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$67	$92	$120	$71	$93	$125
Universal Life	2,476	2,543	2,711	2,479	2,539	2,709
Universal Life with Secondary Guarantees	4,565	3,927	13,142	4,775	4,050	12,656
Indexed Universal Life	—	—	8	409	372	505
Indexed Universal Life with Secondary Guarantees	431	402	524	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,767	1,913	2,163	1,767	1,926	2,188
Variable Universal Life	1,551	1,548	1,830	1,508	1,502	1,773
Miscellaneous Reserves	—	72,272	73,401	—	69,396	70,595

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,329			4,311
Accidental Death Benefits			530			543
Disability - Active Lives			217			209
Disability - Disabled Lives			482			511
Miscellaneous Reserves			1,345			1,399
Total (Gross: Direct + Assumed)	10,857	82,697	100,802	11,009	79,878	97,524
Reinsurance Ceded	4,471	47,067	59,664	4,678	48,180	60,227
Total (Net)	$6,386	$35,630	$41,138	$6,331	$31,698	$37,297

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate Account - Guaranteed
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,994	1,994	1,994	2,042	2,042	2,042
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,994	1,994	1,994	2,042	2,042	2,042
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,994	$1,994	$1,994	$2,042	$2,042	$2,042

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate Account - Nonguaranteed
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	13,704	13,701	13,704	12,169	12,166	12,169
Variable Universal Life	25,046	25,046	25,046	24,878	24,878	24,878
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	38,750	38,747	38,750	37,047	37,044	37,047
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$38,750	$38,747	$38,750	$37,047	$37,044	$37,047

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$41,138	$—	$—	$41,138
Separate Accounts Annual Statement	—	1,994	38,750	40,744
Total life actuarial reserves	$41,138	$1,994	$38,750	$81,882

	2020
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$37,297	$—	$—	$37,297
Separate Accounts Annual Statement	—	2,042	37,047	39,089
Total life actuarial reserves	$37,297	$2,042	$37,047	$76,386

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2021 and 2020, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities after taking into account collateral.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.
(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$439	$—	$8	$—	$447

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	548	—	—	548

Preferred stock:
Industrial and Misc	—	—	99	—	99

Common stock:
Industrial and Misc	278	84	194	—	556

Derivative assets: (b)
Currency swaps	—	226	—	—	226
Interest rate swaps	—	2,578	—	—	2,578
Total return swaps	—	23	—	—	23
Options	—	93	6	—	99
Currency forwards	—	56	—	—	56

Total Derivative assets	—	2,976	6	—	2,982

Separate account assets (a)	12,621	76,328	1,295	24,544	114,788

Total assets at fair value	$13,338	$79,936	$1,602	$24,544	$119,420

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$32	$—	$—	$32
Interest rate swaps	—	1,391	—	—	1,391
Total return swaps	—	57	—	—	57
Options	—	21	—	—	21
Credit default swaps	—	—	—	—	—
Currency forwards	—	35	—	—	35

Total Derivative liabilities	—	1,536	—	—	1,536

Total liabilities at fair value	$—	$1,536	$—	$—	$1,536

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$201	$—	$3	$—	$204

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	668	—	—	668

Preferred stock:
Industrial and Misc	—	—	2	—	2

Common stock:
Industrial and Misc	11	148	148	—	307

Derivative assets: (b)
Currency swaps	—	53	—	—	53
Interest rate swaps	—	4,018	—	—	4,018
Total return swaps	—	59	—	—	59
Options	—	140	2	—	142
Currency forwards	—	—	—	—	—

Total Derivative assets	—	4,270	2	—	4,272

Separate account assets (a)	11,492	77,626	1,072	21,739	111,929

Total assets at fair value	$11,704	$82,712	$1,227	$21,739	$117,382

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$95	$—	$—	$95
Interest rate swaps	—	2,282	—	—	2,282
Total return swaps	—	153	—	—	153
Options	—	31	—	—	31
Credit default swaps	—	7	—	—	7
Currency forwards	—	50	—	—	50

Total Derivative liabilities	—	2,618	—	—	2,618

Total liabilities at fair value	$—	$2,618	$—	$—	$2,618

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    The tables below provide the following data as of December 31, 2021 and 2020:

a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b.     The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2021	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2021

	(in millions)
Bonds:
Industrial and Misc	$3	$3	$(3)	$(1)	$—	$6	$—	$—	$—	$8
Preferred stock:
Industrial and Misc	2	11	—	5	19	144	—	(71)	(11)	99
Common stock:
Industrial and Misc	148	—	—	7	3	47	—	(11)	—	194
Derivatives	2	—	—	—	4	—	—	—	—	6
Separate account assets (a)	1,072	68	(95)	12	213	66	—	(27)	(14)	1,295
Total Assets	$1,227	$82	$(98)	$23	$239	$263	$—	$(109)	$(25)	$1,602

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2020	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2020

	(in millions)
Bonds:
Industrial and Misc	$23	$4	$(22)	$—	$(2)	$—	$—	$—	$—	$3
Preferred stock:
Industrial and Misc	2	3	(2)	—	(1)	—	—	—	—	2
Common stock:
Industrial and Misc	143	—	—	1	—	9	—	(5)	—	148
Derivatives	19	—	—	—	—	—	—	(17)	—	2
Separate account assets (a)	980	98	(35)	(54)	158	114	—	(103)	(86)	1,072
Total Assets	$1,167	$105	$(59)	$(53)	$155	$123	—	$(125)	$(86)	$1,227

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were $30 million and ($1) million as of December 31, 2021 and 2020, respectively.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $3 million and $101 million as of December 31, 2021 and 2020, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2021.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2021:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$107,196	$97,581	$439	$103,093	$3,664	$—	$—
Unaffiliated preferred stock	168	158	—	50	118	—	—
Unaffiliated common stock	556	555	278	84	194	—	—
Mortgage loans	21,891	21,125	—	—	21,891	—	—
Real estate	594	415	—	—	594	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	6,473	6,540	1,821	4,339	313	—	—
Derivative financial instruments	4,359	3,709	58	4,295	6	—	—
Other invested assets	113	88	—	82	31	—	—
Separate accounts	164,989	161,305	12,666	116,352	11,427	24,544	—
Liabilities:
Deposit-type contracts (1)	$16,338	$16,341	$—	$14,168	$2,170	$—	$—
Notes payable and other borrowings	65	65	—	65	—	—	—
Securities sold under agreement to repurchase	6,907	6,907	—	6,907	—	—	—
Cash collateral held for loaned securities	3,892	3,892	—	3,892	—	—	—
Derivative financial instruments	1,770	1,730	3	1,767	—	—	—
Separate account liabilities-investment contracts	98,677	102,795	—	38,660	60,017	—	—

(1) Revised to correct amounts reported in the 2021 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2020:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$111,415	$97,336	$301	$107,673	$3,441	$—	$—
Unaffiliated preferred stock	62	51	—	31	31	—	—
Unaffiliated common stock	306	306	11	147	148	—	—
Mortgage loans	22,467	21,501	—	—	22,467	—	—
Real estate	702	470	—	—	702	—	—
Contract loans	2,937	2,937	—	—	2,937	—	—
Cash and short-term investments	4,539	4,539	1,125	3,279	135	—	—
Derivative financial instruments	5,611	4,896	20	5,589	2	—	—
Other invested assets	117	92	—	83	34	—	—
Separate accounts	162,016	156,445	11,734	117,113	11,430	21,739	—
Liabilities:
Deposit-type contracts	$19,314	$18,817	$—	$15,781	$3,533	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	7,562	7,562	—	7,562	—	—	—
Cash collateral held for loaned securities	3,146	3,146	—	3,146	—	—	—
Derivative financial instruments	3,289	3,157	—	3,289	—	—	—
Separate account liabilities-investment contracts (1)	97,562	98,161	—	30,062	67,500	—	—

(1) Amounts for 2020 have been revised to correct previously reported amounts.

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2021			December 31, 2020
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	8	—	8	3	—	3
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	259	34	293	146	4	150

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2021
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$8	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$24	Market Comparables	EBITDA multiples
		Net Asset Value
		Discounted Cash Flow

	December 31, 2020
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$3	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$17	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2021, 2020 and 2019 were $123 million, $264 million and $168 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,392 million, $1,118 million and $1,471 million for the years ended December 31, 2021, 2020 and 2019, respectively. This represented 60%, 53% and 58% of the total net premiums written for group life for the years ended December 31, 2021, 2020 and 2019, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $97 million, $45 million and $133 million for the years ended December 31, 2021, 2020 and 2019, respectively. This represented 6%, 3% and 10% of the total net premiums written for group accident and health for the years ended December 31, 2021, 2020 and 2019, respectively.
23.    PARTICIPATING POLICIES
For the period ended December 31, 2021, 2020 and 2019, premiums under individual and group accident and health participating policies were $2 million, $2 million and $3 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2021, 2020 and 2019.
For the period ended December 31, 2021, 2020 and 2019, premiums under individual life participating policies were $8 million, $9 million and $10 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($18) million, ($147) million and ($167) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2021, 2020 and 2019, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2021 and 2020. Approximately 39% at December 31, 2021 and 2020 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2021 and 2020, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2021 and 2020, the Company had $2.5 billion and $2.7 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 25% and 26% of the reserves at December 31, 2021 and 2020, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 72% and 74% of the individual annuity reserves at December 31, 2021 and 2020, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
The Company adopted VM-21 requirements applicable to the 2020 NAIC Valuation Manual effective January 1, 2020. The impact of the change in the valuation basis was a benefit of $83 million which was comprised of a $72 million decrease in the final general account statutory reserve as of January 1, 2020 as well as an $11 million decrease in separate account CARVM reserve due to MODCO reinsurance. The change in valuation basis in separate account CRVM was recorded in “Other changes, (net)” on the Company's Statement of Operations and Changes in Capital and Surplus.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2021 and from 2.25% to 6.75% as of December 31, 2020. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2021 and 2020, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2021 and 2020 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 4.5% as of December 31, 2021 and 2020, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2021 and 2020 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 5.5% as of December 31, 2021 and 2020, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification for company experience for 2021 and 2020. Interest rates range from 3.0% to 4.5% as of December 31, 2021 and 2020, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2021 and 2020. For Disable Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 3.5% as of December 31, 2021 and 2020. For claims incurred in 2020 or prior, the rate is 3.5%; and for claims incurred in 2021, the rate is 3.0%.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate 3.0% for disability year 2021. This applies to both Active life and Disable life reserves as of as of December 31, 2021 and 2020.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2021 and 2020.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $900 million and $1,050 million at December 31, 2021 and 2020, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2021, there was no change in the general account reserves as a result of a change in valuation basis.
As of December 31, 2020, the change in the general account reserves for individual annuities (excluding the impact of separate account CARVM) due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, was a decrease of $72 million which was due to the following:

Valuation Basis		Individual Annuities	Total

Change From	Change To	(in millions)
VACARVM under prior VM-21	VACARVM under new VM-21	$(72)	$(72)
	Total	$(72)	$(72)
As of December 31, 2019, the change in the general account reserves for ordinary life insurance and group annuities due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25.    SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $161 billion and $156 billion as of December 31, 2021 and 2020, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2021	2020	2021	2020
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$9,849	$—	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	47,062	—	435	—
Group Annuity Contracts - Not reclassed to the General Account	45,876	53,278	17	16
Group Annuity Contracts - Reclassed to the General Account for GAAP	8	44,883	1	413
Group Variable Universal Life	175	152	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	41,555	43,020	12	9
Registered Group Flexible Premium Variable Life Insurance Contract	8	7	—	1
Variable Life	13,969	12,412	29	22
Variable Annuity	2,302	2,227	7	5
Total	$160,804	$155,979	$501	$466

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2021 and 2020, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion in both periods. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $23 million, $20 million and $21 million as of December 31, 2021, 2020 and 2019, respectively.

The Company’s General Account has paid $16 million, $22 million and $24 million towards Separate Account guarantees for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2021 and 2020, the market value of loaned securities within the Separate Accounts was $2.7 billion and $3.3 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2021
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2021	$5,216	$211	$11,033	$16,460
Reserves as of 12/31/2021
For accounts with assets at:
Market Value	$12,693	$—	$82,659	$95,352
Amortized Cost	27,654	19,142	—	46,796
Total Reserves	$40,347	$19,142	$82,659	$142,148

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,986	$35	$—	$3,021
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	2,000	—	82,659	84,659
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	4,997	35	82,659	87,691
Not subject to discretionary withdrawal	35,350	19,107	—	54,457
Total	$40,347	$19,142	$82,659	$142,148

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2020
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2020	$792	$1,094	$6,814	$8,700
Reserves as of 12/31/2020
For accounts with assets at:
Market Value	$13,356	$—	$77,358	$90,714
Amortized Cost	22,881	21,431	—	44,312
Total Reserves	$36,237	$21,431	$77,358	$135,026

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,112	$38	$—	$3,150
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,886	—	77,358	79,244
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	5,009	38	77,358	82,405
Not subject to discretionary withdrawal	31,228	21,393	—	52,621
Total	$36,237	$21,431	$77,358	$135,026

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2021	2020	2019
	(in millions)
Transfers to Separate Accounts	$16,208	$8,476	$14,229
Transfers from Separate Accounts	18,127	14,339	18,809
Net transfers to (from) Separate Accounts	$(1,919)	$(5,863)	$(4,580)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY
The following table presents amounts as reported in the Annual Statement filed with the Department and the prior year adjustments made to the audited statutory financial statements as of December 31, 2021:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Operations and Changes in Capital and Surplus:

Capital and Surplus, Beginning of Period	$11,597	$174	$11,771
Change in net unrealized capital gains (losses)	2,622	(158)	2,464
Change in nonadmitted assets	(353)	(23)	(376)
Other changes, net	280	7	287
Net change in capital and surplus	7,526	(174)	7,352
Capital and Surplus, End of Period	19,123	—	19,123

The following tables present amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2020:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Admitted Assets, Liabilities and Capital and Surplus:

Assets:
Common stocks	$7,398	$158	$7,556
Current federal income tax recoverable	25	(7)	18
Net deferred tax asset	1,528	23	1,551
Total Assets	310,653	174	310,827

Capital and Surplus:
Unassigned surplus	9,575	174	9,749
Total Capital and surplus	11,597	174	11,771
Total Liabilities, Capital and Surplus	310,653	174	310,827

Statements of Operations and Changes in Capital and Surplus:

Income tax expense (benefit)	23	7	30
Income (Loss) From Operations	1,975	(7)	1,968
Net Income (Loss)	1,770	(7)	1,763

Change in net unrealized capital gains (losses)	(544)	158	(386)
Change in nonadmitted assets	(57)	23	(34)
Net change in capital and surplus	114	174	288
Capital and Surplus, End of Period	11,597	174	11,771

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

Cash Flows from Operating Activities:
Premiums and annuity considerations	$24,273	$79	$24,352
Separate account transfers	6,702	(79)	6,623

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Investment Income Earned:
U.S. Government Bonds	$313
Other bonds (unaffiliated)	3,186
Bonds of affiliates	90
Preferred stocks (unaffiliated)	4
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	7
Common stocks of affiliates	192
Mortgages loans	858
Real estate	150
Premium notes, policy loans and liens	140
Cash, cash equivalents and short-term investments	15
Derivative instruments	141
Other invested assets	693
Aggregate write-ins for investment income	16
Gross investment income	$5,805

Real Estate Owned - Book Value less Encumbrances	$415

Mortgage Loans - Book Value:
Agricultural mortgages	$3,042
Residential mortgages	—
Commercial mortgages	18,050
Mezzanine loans	33
Total mortgage loans	$21,125

Mortgage Loans by Standing - Book Value:
Good standing	$21,125
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$21,125

Other Long Term Assets - Statement Value	$8,958

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,439
Preferred stocks	$—
Common stocks	$12,736

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$11,213
Over 1 year through 5 years	26,339
Over 5 years through 10 years	20,901
Over 10 years through 20 years	16,996
Over 20 years	27,041
Total by Maturity	$102,490

Bonds by NAIC Designation - Statement Value:
NAIC 1	$60,130
NAIC 2	35,585
NAIC 3	4,072
NAIC 4	1,969
NAIC 5	609
NAIC 6	125
Total by NAIC Designation	$102,490

Total Bonds Publicly Traded	$71,949
Total Bonds Privately Placed	$30,541

Preferred Stocks - Statement Value	$158
Common Stocks - Market Value	$13,292
Short-Term Investments - Book Value	$2,691
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$1,975
Futures Contracts Open - Current Value	$—
Cash on Deposit	$960

Life Insurance in Force:
Industrial	$1,928
Ordinary	$1,230,344
Credit Life	$—
Group Life	$2,110,681

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$28,371

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,843
Ordinary	$41,510
Credit Life	$—
Group Life	$806,145

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,308
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,906
Income Payable	$60
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$284
Deferred - Fully Paid Account Balance	$22,704
Deferred - Not Fully Paid Account Balance	$223

Group
Amount of Income Payable	$1,153
Fully Paid Account Balance	$9,150
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,598
Credit	$—
Other	$235

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,048
Dividend Accumulations - Account Balance	$78

Claim Payments 2021:
Group Accident and Health
2021	$331
2020	$537
2019	$625
Other Accident & Health
2021	$12
2020	$38
2019	$55
Other Coverages that use developmental methods to calculate claims reserves
2021	$—
2020	$—
2019	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$162,999

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Common Stock - PRUCO Life Insurance Company	$5,955	3.7%
Joint Venture - Ironbound Fund LLC	$1,658	1.0%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,495	0.9%
Long Term Bonds - Prudential Realty Secs	$1,021	0.6%
Joint Venture - Prudential Impact Investments Private Equity LLC	$638	0.4%
Cash Equivalents - Dryden Core Fund	$548	0.3%
Long Term Bonds/Common Stock - ISHARES	$543	0.3%
Common Stock - Prudential Realty Securities, Inc	$529	0.3%
Long Term Bonds - Bank of America Corp	$448	0.3%
Long Term Bonds - Wells Fargo Commercial Mortgage	$400	0.2%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$60,130	36.9%	P/RP-1	$44	0.0%
NAIC-2	$35,585	21.8%	P/RP-2	$4	0.0%
NAIC-3	$4,072	2.5%	P/RP-3	$—	0.0%
NAIC-4	$1,969	1.2%	P/RP-4	$—	0.0%
NAIC-5	$609	0.4%	P/RP-5	$96	0.1%
NAIC-6	$125	0.1%	P/RP-6	$14	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$26,838	16.5%
Foreign-currency-denominated investments	$9,355	5.7%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$22,861	14.0%
Countries rated NAIC-2	$3,631	2.2%
Countries rated NAIC-3 or below	$346	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,944	3.6%
Country: United Kingdom	$4,937	3.0%

Countries rated NAIC- 2:
Country: Italy	$1,317	0.8%
Country: Mexico	$1,015	0.6%

Countries rated NAIC-3 or below:
Country: Colombia	$195	0.1%
Country: Costa Rica	$76	0.0%

Aggregate unhedged foreign currency exposure:	$714	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$675	0.4%
Countries rated NAIC-2	$39	0.0%
Countries rated NAIC-3 or below	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$344	0.2%
Country 2: Chile	$241	0.1%

Countries rated NAIC-2:
Country 1: Italy	$39	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - BENEFIT STREET PARTNERS	$272	0.2%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP CORP FOREIGN	$263	0.2%
NAIC - 2 - Ferrero International S.A.	$255	0.2%
NAIC - 1 - Cathedral Lake Ltd	$252	0.2%
NAIC - 1 - Prudential Chile II Spa	$241	0.1%
NAIC - 1 - PNB PARIBAS	$213	0.1%
NAIC - 2 - De'Longhi Spa	$211	0.1%
NAIC - 1 - CIFC	$207	0.1%
NAIC - 3 - Interhoerbiger Finanz AG	$200	0.1%
NAIC - 1 - SHELL INTERNATIONAL FINANCE	$198	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

PRUCO Life Insurance Company	$5,955	3.7%
Colico Inc	$2,297	1.4%
Ironbound Fund LLC	$1,658	1.0%
Prudential Retirement Insurance and Annuity Company	$1,495	0.9%
Orchard Street Acres Inc.	$1,283	0.8%
Prudential Impact Investments Private Equity LLC	$638	0.4%
Colico II Inc	$587	0.4%
Prudential Realty Securities, Inc.	$529	0.3%
Prudential Legacy Insurance Company of New Jersey	$300	0.2%
Prudential Capital Partners V, L.P.	$239	0.1%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Prudential Capital Partners V, L.P.	$239	$239	$—
Peak Reinsurance Holdings Ltd	$137	$—	$137
PGIM Real Estate Asia Core	$120	$—	$120
The Veritas Capital Fund VI, LP	$113	$113	$—
Federal Home Loan Bank of NY	$81	$—	$81
NNE Holding LLC	$73	$—	$73
Energy Harbor Corp.	$34	$—	$34
Bowline Energy LLC	$24	$—	$24
Tortoise Energy Infra Corp.	$20	$—	$20
Camira Group Holdings Ltd	$16	$—	$16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

AG William H. Gates, III	$426	0.3%
COMM The Blackstone Group	$272	0.2%
76618 COMM Stockbridge Capital Group, LLC	$193	0.1%
AG The Wonderful Company, LLC	$168	0.1%
COMM Corporate Properties of the Americas, LP	$165	0.1%
AG ARBEJDSMARKEDETS TILLÆGSPENSION	$165	0.1%
COMM C.J. SEGERSTROM & SONS	$150	0.1%
77825 COMM Stockbridge Capital Group, LLC	$148	0.1%
COMM MetLife Real Estate Investors	$144	0.1%
COMM Oxford Properties Group	$138	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$71	0.0%
Mortgage loans over 90 days past due	$—	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$11	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$38	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$112	0.1%	$—	0.0%
71% to 80%	$—	0.0%	$2,771	1.7%	$—	0.0%
Below 70%	$—	0.0%	$15,151	9.3%	$3,042	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$—	0.0%	$4,319	$4,158	$4,073
Repurchase agreements	$—	0.0%	$5,412	$5,401	$5,469
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$—	0.0%	$—	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,007	0.6%	$882	$873	$978
Income Generation	$—	0.0%	$—	$—	$—
Replications	$1,935	1.2%	$1,110	$1,740	$6,590
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$309	0.2%	$308	$300	$310
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,333	4.1%	$6,333	4.1%
All other governments	3,322	2.1%	3,322	2.1%
U.S. states, territories and possessions, etc. guaranteed	273	0.1%	273	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	396	0.3%	396	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,277	4.0%	6,277	4.0%
Industrial and miscellaneous	77,033	49.7%	77,033	49.7%
Hybrid securities	281	0.2%	281	0.2%
Parent, subsidiaries and affiliates	2,439	1.6%	2,439	1.6%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	1,227	0.8%	1,227	0.8%
Total long-term bonds	$97,581	62.9%	$97,581	62.9%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$158	0.1%	$158	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$158	0.1%	$158	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$553	0.4%	$553	0.4%
Industrial and miscellaneous Other (Unaffiliated)	3	0.0%	3	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	12,736	8.2%	12,736	8.2%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$13,292	8.6%	$13,292	8.6%

.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,042	2.0%	$3,042	2.0%
Residential properties	—	0.0%	—	0.0%
Commercial loans	18,050	11.6%	18,050	11.6%
Mezzanine real estate loans	33	0.0%	33	0.0%
Total mortgage loans	$21,125	13.6%	$21,125	13.6%

Real estate investments:
Property occupied by company	$268	0.2%	$268	0.2%
Property held for production of income	147	0.1%	147	0.1%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$415	0.3%	$415	0.3%

Cash, cash equivalents and short-term investments:
Cash	$960	0.6%	$960	0.6%
Cash equivalents	2,889	1.9%	2,889	1.9%
Short-term investments	2,691	1.7%	2,691	1.7%
Total cash, cash equivalents and short-term investments	$6,540	4.2%	$6,540	4.2%

Policy Loans	$2,943	1.9%	$2,943	1.9%
Other invested assets	8,958	5.8%	8,958	5.8%
Derivatives	3,709	2.4%	3,709	2.4%
Receivables for securities	224	0.1%	224	0.1%
Cash collateral for variation margin	88	0.1%	88	0.1%
Total Invested Assets	$155,033	100.0%	$155,033	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, in 2020 the Company changed the valuation basis for reserves for variable annuity policies; and in 2019, for disability waiver of premium reserves related to policies written in Japan.

Our opinion is not modified with respect to these matters.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2022

PART C
OTHER INFORMATION
I TEM  2 7 . E XHIBITS

(a)
Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on November 9, 1999 establishing the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”). Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed via EDGAR on April 26, 2000.

(b)	N/A

(c)	(1) Distribution Agreement. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(2) Broker-dealer sales agreement (Marketing Agreement). Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(d)	(1) Form of Group Annuity Contract. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(2) Form of Group Annuity Contract Amendment. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(3) Form of Group Annuity Contract Amendment DCA-GBP-2000. Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-95637, filed via EDGAR on February 27, 2001.

(e)	N/A

(f)
(1) Charter of The Prudential Insurance Company of America, as amended July 19, 2004. Incorporated by reference to Post-Effective Amendment No. 17, Registration No. 333-95637, filed via EDGAR on June 19, 2015.

(2) By-Laws of The Prudential Insurance Company of America, as amended November 14, 2017. Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-95637, filed via EDGAR on April 10, 2018.

(g)	(1) PICA FSS Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company. Filed herewith.

(2) Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York. Filed herewith.

(3) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company. Filed herewith.

(4) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York. Filed herewith.

(h)	(1) Form of Participation Agreement. Incorporated by reference to Post-Effective Amendment No. 17, Registration No. 333-95637, filed via EDGAR on June 19, 2015.

(2) Agreements pursuant to Rule 22c-2 between The Prudential Insurance Company of America and, respectively, AIM Investment Services; AllianceBernstein Investor Services, Inc.; American Century Investment Services, Inc.; Davis Selected Advisers LP; Delaware Distributors, L.P.; Dreyfus Service Corporation; Franklin Templeton Investor Services LLC; Janus Services, LLC; MFS Fund Distributors, Inc.; PIMCO Variable Insurance Trust (f/k/a Allianz Global Investors Distributors LLC); The Prudential Series Fund; and T. Rowe Price Investment Services, Inc.; Incorporated by reference to Post-Effective No. 17, Registration No. 333-95637, filed via EDGAR on April 17, 2014.
Fidelity Distributors Corporation (See h(3))

(3) Participation Agreement and Amendments to Participation Agreement by and among The Prudential Insurance Company of America, Variable Insurance Products Funds, and Fidelity Distributors Corporation. Incorporated by reference to Post-Effective Amendment No. 17, Registration No. 333-95637, filed via EDGAR on June 19, 2015.

(4) Amendment to Participation Agreement by and among The Prudential Insurance Company of America, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. Incorporated by reference to Post-Effective Amendment No. 22, Registration No. 333-95637, filed via EDGAR on April 11, 2016.

(i)	N/A

(j)	N/A

(k)	Consent and opinion of Michael A. Pignatella, Vice President and Corporate Counsel, as to the legality of the securities being registered. Filed herewith.

(l)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. Filed herewith.

(m)	N/A

(n)	N/A

(o)	N/A

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.

I TEM  2 8 . D IRECTORS AND O FFICERS OF THE D EPOSITOR

Name and Principal Business Address*	Positions and Offices with Depositor

Charles F. Lowrey	Chairman, President and Chief Executive Officer

Robert M. Falzon	Vice Chairman and Director

Thomas J. Baltimore	Director

Gilbert F. Casellas	Director

Martina Hund-Mejean	Director

Wendy E. Jones	Director

Karl J. Krapek	Director

Peter R. Lighte	Director

George Paz	Director

Sandra Pianalto	Director

Christine A. Poon	Director

Douglas A. Scovanner	Director

Michael A. Todman	Director

Lucien A. Alziari	Executive Vice President and Chief Human Resources Officer

Stacey Goodman	Executive Vice President and Chief Information Officer

Ann M. Kappler	Executive Vice President and General Counsel

Scott G. Sleyster	Executive Vice President and Head of International Businesses

Andrew F. Sullivan	Executive Vice President and Head of U.S. Businesses

Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer

Naveen Agarwal	Senior Vice President
Darin A. Arita	Senior Vice President

Robert D. Axel	Senior Vice President, Principal Accounting Officer and Controller

Michael Baker	Senior Vice President

Name and Principal Business Address*	Positions and Offices with Depositor
Meyrick Douglas	Senior Vice President and Chief Auditor

Joseph D. Emanuel	Senior Vice President and Chief Ethics and Compliance Officer

Caroline Faulkner 213 Washington Street Newark, NJ 07102	Senior Vice President

Caroline A. Feeney 213 Washington Street Newark, NJ 07102	Senior Vice President

Alan M. Finkelstein	Senior Vice President

Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary

Yanela C. Frias 213 Washington Street Newark, NJ 07102	Senior Vice President

Jonathan Harris	Senior Vice President

Bradford Hearn 213 Washington Street Newark, NJ 07102	Senior Vice President

Salene Hitchcock-Gear 213 Washington Street Newark, NJ 07102	Senior Vice President

Richard G. Hummers	Senior Vice President

Susan Somersille Johnson 213 Washington Street Newark, NJ 07102	Senior Vice President

Robert McLaughlin	Vice President and Head of Investor Relations

Nandini Mongia	Senior Vice President and Treasurer

Lata N. Reddy	Senior Vice President

Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer

Alan W. Sexton	Senior Vice President

James J. Shea	Senior Vice President

Nicholas C. Silitch 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Risk Officer

Anthony F. Torre	Senior Vice President

Dylan J. Tyson 1 Corporate Drive Shelton, CT 06484	Senior Vice President

Name and Principal Business Address*	Positions and Offices with Depositor
George P. Waldeck 655 Broad Street Newark, NJ 07102	Senior Vice President

Candace J. Woods 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Actuary
 *    The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted above .
I TEM  2 9 . P ERSONS C ONTROLLED BY OR U NDER C OMMON C ONTROL WITH THE D EPOSITOR OR R EGISTRANT
Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February  17 , 202 2 , the text of which is hereby incorporated.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund is held in separate accounts of Pruco Life Insurance Company, a wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, a wholly-owned subsidiary of Pruco Life Insurance Company and separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
Prudential is a stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.
 30
I TEM   30. I NDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.
New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

I TEM   31 . P RINCIPAL U NDERWRITERS
(a) Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM family of funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
Adam Scaramella (3)	President

Kevin Chaillet (4)	Treasurer

Francine B. Boucher (3)	Senior Vice President, Chief Legal Officer and Secretary

Peter J. Boland (1)	Senior Vice President and Chief Administrative Officer

John N. Christolini (2)	Senior Vice President and Chief Compliance Officer

Peter J. Puzio (2)	Senior Vice President

Hansjerg P. Schlenker (1)	Senior Vice President and Chief Operations Officer

Robert P. Smit (4)	Senior Vice President, Chief Financial Officer, Controller and Assistant Treasurer

Lenore J. Paoli (2)	Senior Vice President and Chief Risk Officer

Kelly Florio (4)	Vice President and Anti-Money Laundering Officer

Thomas W. Doughty (4)	Vice President and Cybersecurity Officer

Principal Business Addresses:
(1) 655 Broad Street, Newark, NJ 07102
(2) 280 Trumbull Street, Hartford, CT 06103
(3) 213 Washington Street, Newark, NJ 07102
(4) 751 Broad Street, Newark, NJ 07102

(c) Commissions received by PIMS during last fiscal year with respect to the Discovery Premier Group Retirement Annuity issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission

Prudential Investment Management Services LLC	$194,957	$-0-	$-0-
I TEM  3 2 . L OCATION OF A CCOUNTS AND R ECORDS
All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:
The Prudential Insurance Company of America
and PGIM, Inc.

655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
100 Mulberry Street
Gateway Buildings Two, Three and Four, Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Fidelity Employer Services Company
Retirement Services - Financial Operations
100 Magellan Way (KW1C)
Covington, KY 41015
I TEM  3 3 . M ANAGEMENT S ERVICES
None.
I TEM  3 4 . FEE REPRESENTATION

The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.
403(b) ANNUITIES
The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.
TEXAS ORP
The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under r ule 485(b) under the Securities Act and has duly caused this r egistration s tatement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 14 th day of April, 202 2 .

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

BY:	/s/ Allen La Tournous
ALLEN LA TOURNOUS
VICE PRESIDENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

BY:	/s/ Allen La Tournous
ALLEN LA TOURNOUS
VICE PRESIDENT, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE
*
CHARLES F. LOWREY CHAIRMAN OF THE BOARD, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
*
ROBERT M. FALZON VICE CHAIRMAN AND DIRECTOR
*
THOMAS J. BALTIMORE DIRECTOR
*
GILBERT F. CASELLAS DIRECTOR

SIGNATURE AND TITLE
*
MARTINA HUND-MEJEAN DIRECTOR
*
WENDY E. JONES DIRECTOR
*
KARL J. KRAPEK DIRECTOR
*
PETER R. LIGHTE DIRECTOR
*
GEORGE PAZ DIRECTOR
*
SANDRA PIANALTO DIRECTOR
*
CHRISTINE A. POON DIRECTOR
*
DOUGLAS A. SCOVANNER DIRECTOR
*
MICHAEL A. TODMAN DIRECTOR
*
KENNETH Y. TANJI CHIEF FINANCIAL OFFICER AND EXECUTIVE VICE PRESIDENT
*
ROBERT D. AXEL CONTROLLER, PRINCIPAL ACCOUNTING OFFICER AND SENIOR VICE PRESIDENT

*By:	/s/ MICHAEL A. PIGNATELLA
MICHAEL A. PIGNATELLA (ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit	Description

(g)(1)	PICA FSS Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company.
(g)(2)	Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York.
(g)(3)	PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company.
(g)(4)	PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York.
(k)	Consent and opinion of Michael A. Pignatella, Vice President and Corporate Counsel, as to the legality of the securities being registered.

(l)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.